SUNAMERICA FOCUSED SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2006
                         (as supplemented May 11, 2006)

Harborside Financial Center                              General Marketing and
3200 Plaza 5                                             Shareholder Information
Jersey City, New Jersey 07311                            (800) 858-8850

      SunAmerica Focused Series, Inc. (the "Fund") is a mutual fund consisting of seventeen different investment portfolios:

o     Focused Balanced Strategy        o     Focused Dividend Strategy
      Portfolio                              Portfolio

o     Focused Equity Strategy          o     Focused Fixed Income and
      Portfolio                              Equity Strategy Portfolio

o     Focused Fixed Income Strategy    o     Focused Growth and Income
      Portfolio                              Portfolio

o     Focused International Equity     o     Focused Large-Cap Growth
      Portfolio                              Portfolio

o     Focused Large-Cap Value          o     Focused Mid-Cap Growth
      Portfolio                              Portfolio

o     Focused Mid-Cap Value            o     Focused Multi-Asset Strategy
      Portfolio                              Portfolio

o     Focused Multi-Cap Growth         o     Focused Multi-Cap Value
      Portfolio                              Portfolio

o     Focused Small-Cap Growth         o     Focused Small-Cap Value
      Portfolio                              Portfolio

o     Focused Technology Portfolio

      Each Portfolio is managed by AIG SunAmerica Asset Management Corp. ("SunAmerica" or, where directly managing the assets of a Portfolio, the "Adviser"). The assets of each Portfolio, except the Focused Dividend Strategy Portfolio, are normally allocated to at least three investment advisers (each, an "Adviser"), each of which is independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of other professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, a distinct investment style.

      This statement of Additional Information relates only to twelve of the seventeen Portfolios of the Fund: Focused Large-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Multi-Cap Value Portfolio, Focused Mid-Cap Growth Portfolio, Focused Growth and Income Portfolio, Focused Technology Portfolio, Focused Large-Cap Value Portfolio, Focused Multi-Cap Growth Portfolio, Focused Mid-Cap Value Portfolio, Focused Dividend Strategy Portfolio, Focused Small-Cap Value Portfolio, and Focused International Equity Portfolio. Each Portfolio has distinct investment objectives and strategies.

      This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus dated February 28, 2006. To obtain a Prospectus free of charge, please call the Fund at (800) 858-8850. The Prospectuses are incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectuses. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectuses.

                                TABLE OF CONTENTS

                                                                           PAGE
THE FUND ...............................................................      5

INVESTMENT OBJECTIVES AND POLICIES .....................................      6

INVESTMENT RESTRICTIONS ................................................     47

DIRECTORS AND OFFICERS .................................................     50

ADVISERS, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR ...     61

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS ........................     63

PROXY VOTING POLICIES AND PROCEDURES ...................................     89

DISCLOSURE  OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES ..............     91

PORTFOLIO TRANSACTIONS AND BROKERAGE ...................................     95

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES ....................     99

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES ..................    110

EXCHANGE PRIVILEGE .....................................................    111

DETERMINATION OF NET ASSET VALUE .......................................    112

DIVIDENDS, DISTRIBUTIONS AND TAXES .....................................    113

RETIREMENT PLANS .......................................................    120

DESCRIPTION OF SHARES ..................................................    121

ADDITIONAL INFORMATION .................................................    123

FINANCIAL STATEMENTS ...................................................    128

APPENDIX ...............................................................      1

      No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectuses, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica, any Adviser or AIG

SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). This Statement of Additional Information and the Prospectuses do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                    THE FUND


      The Fund, organized as a Maryland corporation on July 3, 1996, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of seventeen Portfolios; each offering different classes, including Class A, Class B, Class C, Class I and Class Z shares. Class A and Class B shares of the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and the Value Portfolio commenced offering on November 19, 1996. Class C of those Portfolios commenced offering March 6, 1997. Class A, Class B and Class C shares of the Large-Cap Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio and Small-Cap Value Portfolio commenced offering October 15, 1997. On March 31, 1998, the Directors approved the creation of the Focus Portfolio, which commenced offering on June 1, 1998. On December 1, 1998, Class C shares of each of the Portfolios except Focus Portfolio were redesignated as Class II shares. On April 1, 1999, the Large-Cap Blend Portfolio changed its name to the Focused Growth and Income Portfolio. On October 19, 1999, the Directors approved the creation of the Focused Value Portfolio, which commenced offering on November 1, 1999. Effective on February 28, 2001, the Focus Portfolio changed its name to the Focused Growth Portfolio and the Aggressive Growth Portfolio changed its name to the Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Value Portfolio, Small-Cap Value Portfolio and Focused Growth Portfolio each also offer Class Z shares. The Class Z shares of the Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio commenced offering on April 1, 1998. The Class Z shares of the Focused Growth Portfolio commenced offering on April 1, 1999. On February 17, 2000, the Directors approved the creation of the Focused TechNet Portfolio, which commenced offering on May 1, 2000. The Class Z shares of the Focused TechNet Portfolio commenced offering on October 3, 2000. The Class X shares of the Focused Growth and Income Portfolio and Focused Multi-Cap Growth commenced offering on January 30, 2002 and August 1, 2002 respectively.

      On August 22, 2001, the Directors approved the renaming of the Value Portfolio to the Multi-Cap Value Portfolio, effective November 16, 2001, the creation of the Small-Cap Growth Portfolio, effective November 16, 2001, offering Classes A, B, II and I; and authorized Class I for all Portfolios. The Small-Cap Growth Portfolio was the survivor of a reorganization with Small Cap Growth Fund of North American Funds (the "Prior Small Cap Growth Fund"), which was consummated on November 16, 2001. The Directors also approved the creation of the Focused International Portfolio and authorized Classes A, B, II, I and Z; the Fund commenced offering Classes A, B and II on November 1, 2001. Class I of the Multi-Cap Value Portfolio commenced on November 16, 2001. On November 16, 2001, the International Equity Portfolio reorganized with the International Equity Fund of SunAmerica Equity Funds and three series of North American Funds. Shares of the International Equity Portfolio of the Fund are no longer offered.

      On April 11, 2002 the Board of Directors called a shareholder meeting for the purposes of reorganizing the Large Cap Growth Portfolio into the Focused Large-Cap Growth Portfolio, and the Mid-Cap Growth Portfolio into the Focused Multi-Cap Growth Portfolio. On April 11, 2002, the Board of Directors approved the renaming of certain portfolios of the Fund as follows: The Large-Cap Value Portfolio to the "Focused Large-Cap Value Portfolio," the Small-Cap Value Portfolio to the "Focused 2000 Value Portfolio", the

Multi-Cap Value Portfolio to the "SunAmerica Value Fund," the Small-Cap Growth Portfolio to the "Focused 2000 Growth Portfolio," the Multi-Cap Growth Portfolio to the "Focused Multi-Cap Growth Portfolio," the Focused Value Portfolio to the "Focused Multi-Cap Value Portfolio," the Focused International Portfolio to the "Focused International Equity Portfolio," and the Focused Growth Portfolio to the "Focused Large-Cap Growth Portfolio."

      On September 6, 2002, the Large-Cap Growth Portfolio and the Mid-Cap Growth Portfolio reorganized into the Focused Large-Cap Growth Portfolio and Focused Multi-Cap Growth Portfolios, respectively. Shares of the Large-Cap Growth and Mid-Cap Growth Portfolios are no longer offered. On October 30, 2003, the Directors approved the reorganization of the SunAmerica Value Fund into the SunAmerica Value Fund of SunAmerica Equity Funds. On October 30, 2003, the Directors approved the creation of the Focused Dividend Strategy Portfolio offering Classes A, B, II and I. The Focused Dividend Strategy Portfolio is the survivor of a reorganization with the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds (the "Prior Focused Dividend Strategy Portfolio"), was consummated on February 20, 2004.

      At a meeting of the Board of Directors of the Fund held on October 30, 2003, the Board approved a name change for the Fund. Effective January 1, 2004, the name SunAmerica Style Select Series, Inc. is changed to SunAmerica Focused Series, Inc.

      On January 15, 2004, the Board of Directors approved the redesignation of Class II shares as Class C shares for each of the Portfolios, to be effective on February 20, 2004. On December 1, 2004, the Directors approved the establishment of the Focused Mid-Cap Growth Portfolio and the Focused Mid-Cap Value Portfolio which commenced offering on August 3, 2005. On December 1, 2004 the Board of Directors approved changing the names of the Focused 2000 Value Portfolio and the Focused 2000 Growth Portfolio to the Focused Small-Cap Value and the Focused Small-Cap Growth Portfolio, respectively.

      On August 30, 2005, the Board of Directors approved the liquidation of Class X shares of the Focused Growth and Income Portfolio and the Focused Multi-Cap Growth Portfolio.

                       INVESTMENT OBJECTIVES AND POLICIES

      The investment objective and policies of each of the Portfolios are described in the Fund's Prospectuses. Certain types of securities in which the Portfolios may invest and certain investment practices the Portfolios may employ, including those which are described under "More Information about the Portfolios - Investment Strategies" in the Prospectuses, are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

TECHNOLOGY COMPANIES

      The Focused Technology Portfolio will invest, under normal market conditions, at least 80% of its total assets in companies whose principal businesses the Advisers believe will significantly benefit from advances or improvements in technology ("technology companies"). Many of the industries in which technology companies are found have exhibited and continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market may be expected to grow with the market. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small-cap to mid-cap companies. The Portfolio's investment policy is not limited to any minimum capitalization requirement and the Portfolio may hold securities without regard to the capitalization of the issuer.

      Companies in the rapidly changing fields of technology face special risks. For example, their products or services many not prove commercially successful or may become obsolete quickly. The value of the Focused Technology Portfolio's shares may be susceptible to factors affecting technology companies and to greater risk and market fluctuation than in investment in a corporation that invests in a broader range of portfolio securities not focus on any particular market segment. Technology companies may be subject to greater governmental regulation than many other companies and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these companies. Additionally, these companies may be subject to risks of developing technologies, competitive pressure and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

WARRANTS AND RIGHTS

      Each Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS

      Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, each a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

INVESTMENT IN SMALL, UNSEASONED COMPANIES

      As described in the Prospectuses, each Portfolio except for Focused Dividend Strategy Portfolio may invest in the securities of small companies having market capitalizations under $1.6 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

      Companies with market capitalization of $1.6 billion to $9.2 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile Large-Cap companies.

FOREIGN SECURITIES

      Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Each Fund, except for Focused Dividend Strategy Portfolio, is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.

      Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs). Each Portfolio may also invest in securities of foreign issuers in the form of European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Portfolios may invest in non-US dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio may invest in securities denominated in other currency "baskets."

      Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors.

      The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

      Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Portfolios' shares may change on days when a shareholder will not be able to purchase or redeem shares.

INVESTMENT COMPANIES

      All of the Portfolios may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

      Each Portfolio, except Focused Dividend Strategy Portfolio, may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The Portfolios also may invest in foreign investment companies that invest in such markets. Some of the countries in which the Portfolios invest may not permit direct investment by foreign investors such as the Portfolios. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Portfolios to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act. Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Portfolios will not invest in such investment companies unless, in the judgment of the Advisers, the potential benefits of such investments justify the payment of any associated fees and expenses.

      Additionally, the Portfolios except Focused Dividend Strategy Portfolio may invest in Passive Foreign Investment Companies ("PFICs"), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, income tax regulations may require the Portfolio to elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.

FIXED INCOME SECURITIES

      The Portfolios, except Focused Dividend Strategy Portfolio, may invest in debt securities that the Advisers expect have the potential for capital appreciation and which are rated as low as "BBB" by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's"), or "Baa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of equivalent quality.

      The Portfolios may also invest up to 20% of its total assets in debt securities rated below "BBB" or "Baa" or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds).

      Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

      The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

      "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or
Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

      Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

RISKS OF INVESTING IN LOWER RATED BONDS

      As described above, debt securities in which the Portfolios may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix.

      Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

      High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

      There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Portfolio may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio's portfolio securities than in the case of securities trading in a more liquid market.

      Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds.

In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Portfolio's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

      Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

      The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

      As a result of all these factors, the net asset value of the Portfolio, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Portfolio to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

CORPORATE DEBT INSTRUMENTS

      These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate. The Portfolios may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

U.S. GOVERNMENT SECURITIES

      Each Portfolio, except Focused Dividend Strategy Portfolio, may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

      Such a Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the U.S. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the U.S.

      Such a Portfolio may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

MORTGAGE-BACKED SECURITIES

      Each Portfolio, except Focused Dividend Strategy Portfolio, may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as further discussed below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

      The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

      Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

      The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

      GNMA CERTIFICATES

      GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

      GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

      FHLMC CERTIFICATES

      The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

      GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

      FNMA CERTIFICATES

      FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

      Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

      The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

      Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

      Another type of mortgage-backed security in which each Portfolio, with the exception of Focused Dividend Strategy Portfolio, may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

      Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

      Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

      A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs that generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

      STRIPPED MORTGAGE-BACKED SECURITIES

      All Portfolios but Focused Dividend Strategy Portfolio may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which a Portfolio invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only U.S. government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

CERTAIN ADDITIONAL RISK FACTORS RELATING TO HIGH-YIELD BONDS

      SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

      High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

      PAYMENT EXPECTATION

      High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

      LIQUIDITY AND VALUATION

      There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Directors to value such Portfolio's investment Portfolio and the Portfolio's Directors may have to use a greater degree of judgment in making such valuations.

      ASSET-BACKED SECURITIES

      Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

      Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.

Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS

      Fixed income securities in which all Portfolios except Focused Dividend Strategy Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.

LOAN PARTICIPATIONS

      Each Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

      The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they cannot be sold within seven days.

SHORT-TERM DEBT SECURITIES

      In addition to its primary investments, each Portfolio, except as described below, may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio's portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). Focused Dividend Strategy Portfolio may invest in money market instruments pending investment in the stocks selected through its investment strategy and does not intend to invest any of its assets in fixed income securities. The types of short-term and temporary defensive investments in which a Portfolio may invest are described below:

MONEY MARKET SECURITIES

      Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit. In addition, Janus Capital Management LLC ("Janus") and T. Rowe Price Associates, Inc. ("T. Rowe Price") may invest idle cash of the assets of the Portfolios that they advise in money market mutual funds that they manage. Such an investment may entail additional fees.

COMMERCIAL BANK OBLIGATIONS

      Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). A Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

SAVINGS ASSOCIATION OBLIGATIONS

      Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

COMMERCIAL PAPER

      Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. A Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. See the Appendix for a description of the ratings. A Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which a Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

CORPORATE BONDS AND NOTES

      A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See the Appendix for a description of investment-grade ratings by Standard & Poor's and Moody's.

GOVERNMENT SECURITIES

      Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities" above. A Portfolio may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

      A Portfolio may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

CORPORATE TRANSACTIONS INVOLVING PORTFOLIO COMPANIES OF FOCUSED DIVIDEND STRATEGY PORTFOLIO

      Focused Dividend Strategy Portfolio will employ a buy and hold strategy over the course of each month, which ignores market timing and rejects active management. The Adviser anticipates that the stocks held by Focused Dividend Strategy Portfolio will remain the same throughout the course of a month, despite any adverse developments concerning a particular stock, an industry, the economy or the stock market generally. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities in Focused Dividend Strategy Portfolio's portfolio, the Portfolio generally will not alter its portfolio holdings in an active manner. For example, if as a result of a merger, a stock held in Focused Dividend Strategy Portfolio's portfolio is automatically exchanged for a stock of another company, Focused Dividend Strategy Portfolio will hold the newly acquired stock until such time as Focused Dividend Strategy Portfolio's entire portfolio is rebalanced; however, Focused Dividend Strategy Portfolio would not add to this position when it invests new cash flow. In the event that Focused Dividend Strategy Portfolio were to receive cash in exchange for its entire position in an issuer upon a corporate event, Focused Dividend Strategy Portfolio would not replace the issuer in its portfolio, but would hold one less stock for the balance of the calendar month.

DIVERSIFICATION

      Each Portfolio is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent any such Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.

      Because each Focused Portfolio may invest in a limited number of issuers, the performance of particular securities may adversely affect the Portfolio's performance or subject the Portfolio to greater price volatility than that experienced by diversified investment companies. Each Portfolio intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Portfolio must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In the unlikely event application of Focused Dividend Strategy Portfolio's strategy would result in a violation of these requirements of the Code, it would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

      In the unlikely event application of a Portfolio's strategy would result in a violation of these requirements of the Code, the Portfolio would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

DERIVATIVES STRATEGIES

      Each Portfolio may write (i.e., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions except that Focused Dividend Strategy Portfolio does not intend to write call options on securities traded on foreign securities exchanges. After writing a call, up to 25% of the Fund's total assets may be subject to calls. All such calls written by the Fund must be "covered" while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

      In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

      The Portfolios, except Focused Dividend Strategy Portfolio, may also write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

      Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio, except as described below, may use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. government securities (together, "Futures"); Forward Contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by a Portfolio will normally be listed on either (1) a national securities or commodities exchange or (2) over-the-counter markets. However, each such Portfolio may also buy and sell options and Futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Portfolio to engage in such transactions may be limited. Derivatives may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's securities resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked. Focused Dividend Strategy Portfolio does not intend to use Forward Contracts on foreign currencies, call and put options on foreign currencies or foreign currency Futures Contracts.

      For each Portfolio except Focused Dividend Strategy Portfolio, forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when an Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. These Portfolios may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total assets in the case of non-bona fide hedging transactions. Each such Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will segregate, cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

      EURODOLLAR INSTRUMENTS

      If and to the extent authorized to do so, a Portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

      A Portfolio's use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures (currently no Portfolio uses this strategy); (ii) write calls on that currency or on such Futures; or
(iii) enter into Forward Contracts on foreign currencies at a lower rate than the spot ("cash") rate. Focused Dividend Strategy Portfolio does not intend to use this strategy. Additional information about the derivatives the Portfolio may use is provided below.

OPTIONS

      OPTIONS ON SECURITIES

      As noted above, each Portfolio may write, and may purchase, call and put options (including yield curve options) on equity and debt securities except that Focused Dividend Strategy Portfolio does not intend to engage in yield curve options or options on debt securities. Each Portfolio may write puts and calls, or purchase put options only if the Portfolio owns the underlying security.

      When a Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A portfolio has retained the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, the Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Portfolio retains the underlying security and the premium received. If the Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

      When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

      A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

      When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

      Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

      When writing put options on securities, to secure its obligation to pay for the underlying security, a fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a fund to take delivery of the underlying security against payment of the exercise price. A fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      Each Portfolio except Focused Dividend Strategy Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

      OPTIONS ON FOREIGN CURRENCIES

      Each Portfolio except Focused Dividend Strategy Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by the Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

      As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. The Portfolios may be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

      OPTIONS ON SECURITIES INDICES

      As noted above under "Derivatives Strategies," the Portfolios may write, and each Portfolio may purchase, call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

      FUTURES

      Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Portfolio's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

      Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

      Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

      As noted above, each Portfolio except Focused Dividend Strategy Portfolio may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

      Conversely, the Portfolios could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      OPTIONS ON FUTURES

      As noted above, the Portfolios may write, and all the Portfolios may purchase, options on interest rate futures contracts, stock and bond index futures contracts, Forward Contracts and foreign currency futures contracts, (the Portfolios will not purchase or write options on foreign currency futures contracts. Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

      The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, the Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

FORWARD CONTRACTS ON FOREIGN CURRENCIES

      Each Portfolio except Focused Dividend Strategy Portfolio may engage in Forward Contracts on foreign currency. A Forward Contract on foreign currencies involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract on foreign currencies. The Portfolios do not intend to utilize Forward Contracts on foreign currencies other than for bona fide hedging purposes.

      A Portfolio may use Forward Contracts on foreign currencies to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts on foreign currencies does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts on foreign currencies limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      A Portfolio may enter into Forward Contracts on foreign currencies with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract on foreign currencies, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared and the date on which such payments are made or received.

      A Portfolio may also use Forward Contracts on foreign currencies to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract on foreign currencies to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract on foreign currencies to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract on foreign currencies to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio, except for Focused Dividend Strategy Portfolio, may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

      The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts on foreign currencies entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract on foreign currencies price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract on foreign currencies price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

      The precise matching of the Forward Contract on foreign currencies amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract on foreign currencies is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts on foreign currencies involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

      Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      At or before the maturity of a Forward Contract on foreign currencies requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract on foreign currencies, requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract on foreign currencies under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The cost to a Portfolio of engaging in Forward Contracts on foreign currencies varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts on foreign currencies are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract on foreign currencies.

      Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT OPTIONS

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

      A Portfolio's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or
(6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

      Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the Securities and Exchange Commission ("SEC"), OTC options purchased by a Portfolio and the amount of the Portfolio's obligation pursuant to an OTC option sold by the Portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

REGULATORY ASPECTS OF DERIVATIVES

      Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

      Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN HEDGING

      Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

      If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the derivatives that is not offset by a reduction in the price of the debt securities purchased.

      When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

OTHER DERIVATIVES STRATEGIES

      In the future, each Portfolio may employ strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

ILLIQUID AND RESTRICTED SECURITIES

      No more than 15% of the value of a Portfolio's net assets determined as of the date of purchase may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, as described below).

      In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      For example, restricted securities that the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, INTER ALIA, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

      Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions.

SHORT SALES

      The Portfolios, except Focused Dividend Strategy Portfolio, may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale.

      Each Portfolio, except Focused Dividend Strategy Portfolio, may make "short sales against the box." A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.

HYBRID INSTRUMENTS (INDEXED/STRUCTURED SECURITIES)

      Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

      Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

      The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

      Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

      Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

      Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

      The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

      Each Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will designate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise designate liquid assets in respect of securities sold on a delayed delivery basis.

      A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

      To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

      When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. One form of when-issued or delayed delivery security that each Portfolio may purchase is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.

BORROWING AND LEVERAGE

      In seeking to enhance investment performance, each Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio's assets increase or decrease in value than would otherwise be the case. A Portfolio's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

LOANS OF PORTFOLIO SECURITIES

      Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

      Since voting or consent rights that accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

REVERSE REPURCHASE AGREEMENTS

      A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision.

DOLLAR ROLLS

      Each Portfolio may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

      Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Portfolio is required to repurchase may be worth less than an instrument the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

STANDBY COMMITMENTS

      Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS

      In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios' investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. The Portfolio will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

      A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

      Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

      The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

SPECIAL SITUATIONS

      A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

      Each Portfolio may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

      Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

FUTURE DEVELOPMENTS

      Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectuses and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

      The Fund has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

      1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry, except that Focused Dividend Strategy Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investment would be selected according to its stock selection criteria. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

      2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities, and the Focused Dividend Strategy Portfolio may purchase and sell marketable securities secured by real estate and marketable securities that invest or deal in real estate for speculative purposes.

      3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectuses and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

      4.    Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

      5. Borrow money, except that (i) each Portfolio may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

      6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time.

      7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

      The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Portfolio may not:

      8. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

      9. The Focused Dividend Strategy Portfolio may borrow money to purchase securities as set forth in the Prospectus and Statement of Additional Information and may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

      10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to Forward Contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time. Further, to the extent that an investment technique engaged in by Focused Dividend Strategy Portfolio requires pledging of assets, that Portfolio may pledge assets in connection with such transactions.

      11. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except (i) to the extent permitted by applicable law; and (ii) that T. Rowe Price and Janus may invest uninvested cash balances of their respective component of each Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.

      12. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

      The Focused Technology Portfolio primarily invests in companies whose principal businesses are believed to be in a position to significantly benefit from advances or improvements in technology (previously defined as "technology companies"). Technology companies may be found in many different industries, and for purposes of investment restriction no. 1, "industry" is determined by reference to the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION, published by the Securities and Exchange Commission.

                             DIRECTORS AND OFFICERS

      The following table lists the Directors and executive officers of the Fund, their date of birth, current positions held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Money Market Funds, Inc. and the Fund. Unless otherwise noted, the address of each executive officer and Director is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Disinterested Directors." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Directors."

DISINTERESTED DIRECTORS

-------------------------------------------------------------------------------------------------------------------------

                                                                                       Number of
                                                                                       Portfolios
                                                                                       in Fund
                         Position(s)       Term of Office    Principal                 Complex       Other
Name and                 Held with         and Length of     Occupations during        Overseen by   Directorships
Date of Birth            Fund              Time Served(1)    the last 5 years          Director(2)   Held by Director(3)
-------------------------------------------------------------------------------------------------------------------------
Jeffrey S. Burum         Director          2004 to Present   Founder and CEO of        42            None
DOB: February 27, 1963                                       National Housing
                                                             Development
                                                             Corporation (January
                                                             2000 to present);
                                                             Founder, Owner and
-------------------------------------------------------------------------------------------------------------------------


----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed on pages 39 and 40.


(2) The "Fund Complex" consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. ("FGF") (1 Fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. ("FGI") (1 Fund), Anchor Series Trust ("AST") (9 portfolios), AIG Series Trust (6 funds), SunAmerica Senior Floating Rate Fund, Inc. ("SASFR") (1 fund), VALIC Company I (33 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (32 portfolios) and Seasons Series Trust (24 portfolios).


(3) Directorships of Companies required reporting to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

-----------------------------------------------------------------------------------------------------------------------

                                                                                     Number of
                                                                                     Portfolios
                                                                                     in Fund
                       Position(s)       Term of Office    Principal                 Complex       Other
Name and               Held with         and Length of     Occupations during        Overseen by   Directorships
Date of Birth          Fund              Time Served(1)    the last 5 years          Director(2)   Held by Director(3)
-----------------------------------------------------------------------------------------------------------------------
                                                           Partner of Colonies
                                                           Crossroads, Inc.
                                                           (January 2000 to
                                                           present); Owner and
                                                           Managing Member of
                                                           Diversified Pacific
                                                           Development Group, LLC
                                                           (June 1990 to present).
-----------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven   Director          2001 to Present   Retired.                  91            Director, A.G. Belo
DOB: October 6, 1945                                                                               Corporation (1992 to
                                                                                                   present); Director,
                                                                                                   Sysco Corporation
                                                                                                   (1996 to present);
                                                                                                   Director, Luby's,
                                                                                                   Inc. (1998 to
                                                                                                   present); Director,
                                                                                                   University of Texas
                                                                                                   Board of Regents,
                                                                                                   (2001 to present).
-----------------------------------------------------------------------------------------------------------------------
William F. Devin       Director          2001 to Present   Retired.                  91            Member of the Board
DOB: December 30,                                                                                  of Governors, Boston
1938                                                                                               Stock Exchange
                                                                                                   (1985-present).
-----------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat    Chairman of the   1996 to Present   Attorney, sole            52            Director, North
DOB: March 7, 1940     Board                               practitioner.                           European Oil Royalty
                                                                                                   Trust
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                                                                     Number of
                                                                                     Portfolios
                                                                                     in Fund
                       Position(s)       Term of Office    Principal                 Complex       Other
Name and               Held with         and Length of     Occupations during        Overseen by   Directorships
Date of Birth          Fund              Time Served(1)    the last 5 years          Director(2)   Held by Director(3)
-----------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman      Director          1996 to Present   Associate, Corcoran       52            None
DOB: May 10, 1943                                          Group (Real Estate)
                                                           (2003 to Present);
                                                           President and Member
                                                           of Managing Directors,
                                                           Beau Brummel - SoHo
                                                           LLC (Licensing of
                                                           Menswear specialty
                                                           retailing and other
                                                           activities) (June 1988
                                                           to present).
-----------------------------------------------------------------------------------------------------------------------
William J. Shea        Director          2004 to Present   President and CEO,        52            Chairman of the
DOB: February 9, 1948                                      Conseco, Inc.                           Board, Royal and
                                                           (Financial                              SunAlliance U.S.A.,
                                                           Services)(2001 to                       Inc., (March 2005 to
                                                           2004); Chairman of the                  present); Director,
                                                           Board of Centennial                     Boston Private
                                                           Technologies, Inc.                      Financial Holdings
                                                           (1998 to 2001); Vice                    (October 2004 to
                                                           Chairman, Bank Boston                   present).
                                                           Corporation (1993 to
                                                           1998).
-----------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

----------------------------------------------------------------------------------------------------------------------

                                        Term of                                            Number of
                                        Office                                             Portfolios
                                        and                                                in Fund       Other
                           Position(s)  Length                                             Complex       Directorships
Name and                   Held with    of Time   Principal Occupations                    Overseen by   Held by
Date of Birth              Fund         Served    During Past 5 Years                      Director(2)   Director(3)
----------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck(4)        Director     1996 to   President, CEO and Director, SAAMCo      100           None
DOB: January 23, 1954                   Present   (August 1995 to present); Director,
                                                  SACS (August 1993 to present;
                                                  President and CEO of AIG Advisor Group
                                                  (June 2004 to present.
----------------------------------------------------------------------------------------------------------------------


----------
(4) Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SAAMCo and Director of SACS.

OFFICERS


----------------------------------------------------------------------------------------------------------------------

                                                                                            Number of
                                                                                            Portfolios
                                                                                            in Fund      Other
                            Position(s)   Length                                            Complex      Directorships
Name and                    Held with     of Time           Principal Occupations           Overseen by  Held by
Date of Birth               Fund          Served            During Past 5 Years             Officer      Officer
----------------------------------------------------------------------------------------------------------------------
Vincent Marra               President     2004 to Present   Senior Vice President and       N/A          N/A
DOB: May 28, 1950                                           Chief Operating Officer,
                                                            SAAMCo (February 2003 to
                                                            Present); Chief
                                                            Administrative Officer, Chief
                                                            Operating Officer and Chief
                                                            Financial Officer, Carret &
                                                            Co. LLC (June 2002 to
                                                            February 2003); President and
                                                            Chief Operating Officer,
                                                            Bowne Digital Solutions (1999
                                                            to May 2002).
----------------------------------------------------------------------------------------------------------------------
Donna M. Handel             Treasurer     2002 to Present   Senior Vice President, SAAMCo   N/A          N/A
DOB: June 25, 1966                                          (December 2004 to present);
                                                            Vice President, SAAMCo
                                                            (August 1997 to December
                                                            2004); Assistant Treasurer,
                                                            SAAMCo (1993 to 2002).
----------------------------------------------------------------------------------------------------------------------
Gregory N. Bressler         Secretary     2005 to present   Senior Vice President and       N/A          N/A
DOB: November. 17, 1966                                     General Counsel, SAAMCo (June
                                                            2005 to present); Vice
                                                            President and Director of
                                                            U.S. Asset Management
                                                            Compliance, Goldman Sachs
                                                            Asset Management (June 2004
                                                            to June 2005); Deputy General
                                                            Counsel, Credit Suisse Asset
                                                            Management (June 2002 to June
                                                            2004): Counsel, Credit Suisse
                                                            Asset Management (January
                                                            2000 to June 2002).
----------------------------------------------------------------------------------------------------------------------

      The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and the Portfolios and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund's Articles of Incorporation. Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of AIG SunAmerica Inc.

      The Fund pays each Director who is not an interested person of the Fund or the Adviser, nor a party to any Management or Subadvisory Agreement (each a "Disinterested" Director) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF ($60,000 in annual compensation for the Chairman of the Board). In addition, each Disinterested Trustee received $20,000 in annual compensation for acting as trustee to AST ($30,000 in annual compensation for the Chairman of the Board). Each Disinterested Trustee receives an annual amount of $5,000 ($7,500 for the Chairman of the Board) per fund for serving as a Director to FGF and FGI. Also, each Disinterested Director of SASFR receives $900 per quarterly meeting attended ($1,350 for the Chairman of the Board). Each Disinterested Trustee of SAMF receives an additional $5,000 per attended quarterly meeting ($7,500 for the Chairman). Officers of the Trust receive no direct remuneration in such capacity from the Trust or the Funds.

      The Board of Directors has established four committees, i.e., Audit, Nominating Compensation, Ethics and Governance.

      Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Corporation's independent auditors; directing investigations into matters within the scope of the independent auditors' duties; reviewing with the independent auditors the audit plan and results of the audit; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $2,500 per meeting for serving on the Audit Committees of all of the SAMF, SASFR and AST. With respect to the Portfolio, each member of the Audit Committee receives a pro rata portion of the $2,500 per meeting, based on the relative net assets of the Portfolio. In addition, the Chairman receives an additional $5,000 in annual compensation. The Audit Committee met six times during the fiscal year ending October 31, 2005.

      In addition, two Disinterested Directors also serve on the Nominating and Compensation Committee. The Nominating and Compensation Committee recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. The Nominating and Compensation Committee does not normally consider candidates proposed by shareholders for election as Directors. Disinterested members of the Nominating and Compensation Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating and Compensation Committee. Each member of the Nominating and

Compensation Committee receives $500 ($250 per telephonic meeting) per meeting. In addition, the Chairman receives $600 per meeting ($300 per telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Funds, for serving as Chairman of the Nominating and Compensation Committee. There were two meetings of the Nominating and Compensation Committee during the fiscal year ending September 30, 2005.

      The Ethics Committee is responsible for applying the Code Ethics applicable to the Fund's Principle Executive Officer and Principal Accounting Officer (the "Code")to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the code, as appropriate. Members of the Ethics Committee receive an aggregate of $1,000 in annual compensation for serving on the Ethics Committee. Each member of the Ethics Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 per telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Ethics Committee. The Ethics Committee met one time during the fiscal year ending October 31, 2005.

      The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and to monitor and evaluate the functioning of the committees of the Board. Members of the Governance Committee receive an aggregate of $1,000 in annual compensation for serving on the Governance Committee. Each member of the Governance Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Governance Committee. The Governance Committee has met twice during the fiscal year ending on October 30, 2005..

      The Trustees of the SAMF, SASFR and AST have adopted the AIG SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Director/Trustee of any of the AIG SunAmerica Mutual Funds (an "Eligible Trustee") retires after reaching age 60 but before age 70, or who has at least 5 years of consecutive service after reaching age 65 but before 70, or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each AIG SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

DIRECTOR OWNERSHIP OF PORTFOLIO SHARES

The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2005.


DISINTERESTED DIRECTORS

-------------------------------------------------------------------------------------------------
                                                                         AGGREGATE DOLLAR RANGE
                                                                                   OF
                                                                        EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                                                                          COMPANIES OVERSEEN BY
                                  DOLLAR RANGE OF EQUITY                  DIRECTOR IN FAMILY OF
  NAME OF DIRECTOR          SECURITIES IN THE CORPORATION(1)              INVESTMENT COMPANIES(2)
-------------------------------------------------------------------------------------------------
William J.  Shea                           None                                    None
-------------------------------------------------------------------------------------------------
Dr. Judith L. Craven                       None                                    None
-------------------------------------------------------------------------------------------------
William F. Devin          Focused Large-Cap Growth $10,001-50,000            $50,001- 100,000
                            Focused 2000 Growth $10,001-50,000
                          Focused Large-Cap Value $10,001-50,000
                             Focused 2000 Value $10,001-50,000
-------------------------------------------------------------------------------------------------
Samuel M. Eisenstat        Focused Dividend Strategy $1 - 10,000             $10,001-$50,000
-------------------------------------------------------------------------------------------------
Stephen J. Gutman                        None                                   $1-$10,000
-------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

-------------------------------------------------------------------------------------------------
                                                                         AGGREGATE DOLLAR RANGE
                                                                                   OF
                                                                        EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                                                                          COMPANIES OVERSEEN BY
                                   DOLLAR RANGE OF EQUITY                 DIRECTOR IN FAMILY OF
  NAME OF DIRECTOR            SECURITIES IN THE CORPORATION(1)           INVESTMENT COMPANIES(2)
-------------------------------------------------------------------------------------------------
Peter A. Harbeck(3)       Focused Large-Cap Growth - over $100,000            Over $100,000
                             Focused 2000 Value - over $100,000
                        Focused International Equity - over $100,000
-------------------------------------------------------------------------------------------------

----------
(1) Where a Portfolio is not listed with respect to a Director, the Director held no shares of the Portfolio.


(2)   Includes the SunAmerica Mutual Funds (37 funds), Anchor Series Trust
      (9 portfolios) and SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust ("SAST") (32 portfolios) and Seasons
      (24 portfolios).


(3)   Interested Director

-------------------------------------------------------------------------------------------------
                              Focused Equity $10,001 - $50,000
                          Focused Multi-Cap Growth - over $100,000
-------------------------------------------------------------------------------------------------

      The following table sets forth information summarizing the compensation of each Disinterested Director for his services as Director for the fiscal year ended October 31, 2004. Neither the Directors who are interested persons of the Fund nor any officers of the Fund receive any compensation.

                               COMPENSATION TABLE


---------------------------------------------------------------------------------------
                                          PENSION OR
                                          RETIREMENT                     TOTAL
                                          BENEFITS                       COMPENSATION
                           AGGREGATE      ACCRUED AS      ESTIMATED      FROM TRUST AND
                           COMPENSATION   PART OF         ANNUAL         FUND COMPLEX
                           FROM           CORPORATION'S   BENEFITS ON    PAID
DIRECTOR                   REGISTRANT     EXPENSES*       RETIREMENT**   TO TRUSTEES*
---------------------------------------------------------------------------------------
Jeffrey Burum              $   42,561                 -   $     55,844   $       71,917
---------------------------------------------------------------------------------------
Dr. Judith L. Craven ***   $   41,283     $      98,238   $    108,318   $      143,675
---------------------------------------------------------------------------------------
William F. Devin ***       $   43,180     $     147,630   $    105,321   $      163,567
---------------------------------------------------------------------------------------
Samuel M. Eisenstat        $   59,009     $      50,553   $    108,318   $      143,675
---------------------------------------------------------------------------------------
Stephen J. Gutman          $   42,823     $      42,592   $    134,982   $      103,650
---------------------------------------------------------------------------------------

William Shea               $   40,814                 -   $     62,545   $       98,233
---------------------------------------------------------------------------------------

* Information is as of October 31, 200 for the investment companies in the complex that pay fees to these Directors. The complex consists of the SAMF, FGF, FGI, AST, VALIC Company I and VALIC Company II.

** Assumes the Participant elects to receive benefits in 15 yearly installments for SAMF and AST Retirement Plans and 10 yearly installments for VALIC Company I and VALIC Company II Retirement Plans.

*** Mr. Devin, Mr. Burum and Dr. Craven are not Trustees of AST. Mr. Devin and Dr. Craven were elected to the SAMF and SASFR Board effective November 16, 2001.

      As of the date of this Statement of Additional Information, the Directors and Officers of the Fund owned in the aggregate less than 1% of each series and each class of each series' total outstanding shares.


      A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Portfolio. The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio Class' shares outstanding as of February 2, 2004:


-------------------------------------------------------------------------------------------------
PORTFOLIO NAME AND CLASS               HOLDER AND ADDRESS              PERCENTAGE OWNED OF RECORD
-------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Class A       SunAmerica Focused Equity       27% Owner of Record
                                       Strategy Portfolio Houston,
                                       TX 77019-2142
-------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Class A       SunAmerica Focused              13% Owner of Record
                                       Balanced Strategy Portfolio
                                       Houston, TX 77019-2142
-------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Class B       Merrill Lynch, Pierce, Fenner   7% Owner of Record
                                       & Smith, Inc.
                                       Jacksonville, FL 32246-6468
-------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Class C       CitiGroup Global Markets,       6% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Class A       SunAmerica Focused Multi-       29% Owner of Record
                                       Asset Strategy Portfolio
                                       Houston, TX 77019-2142
-------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Class C       CitiGroup Global Markets,       5% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Mid-Cap Growth Class A         SunAmerica Focused Equity       65% Owner of Record
                                       Strategy Portfolio, Houston,
                                       TX 77019-2142
-------------------------------------------------------------------------------------------------
Focused Mid-Cap Growth Class B         SunAmerica trust Co., as        6% Owner of Record
                                       Custodian, ECM Studios,
                                       FBO John E. Mejia
                                       1680 Vine Street, Ste 1110
                                       Hollywood, CA 90028-8808
-------------------------------------------------------------------------------------------------
Focused Mid-Cap Growth Class B         Pershing LLC                    6% Owner of Record
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-2052
-------------------------------------------------------------------------------------------------
Focused Small-Cap Growth Class A       SunAmerica Focused Equity       10% Owner of Record
                                       Strategy Fund Houston, TX
                                       77019-2142
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Focused Small-Cap Growth Class A       SunAmerica Focused              17% Owner of Record
                                       Balanced Strategy Fund
                                       Houston, TX 77019-2142
-------------------------------------------------------------------------------------------------
Focused Small_Cap0 Growth Class C      CitiGroup Global Markets,       6% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Growth and Income Class A      SunAmerica Focused Multi-       43% Owner of Record
                                       Asset Strategy Portfolio,
                                       Houston, TX 77019-7100
-------------------------------------------------------------------------------------------------
Focused Growth and Income Class B      CitiGroup Global Markets,       5% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Growth and Income Class C      CitiGroup Global Markets,       8% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Large-Cap Value Class A        SunAmerica Focused Equity       44% Owner of Record
                                       Strategy Fund. Houston, TX
                                       77019-7100
-------------------------------------------------------------------------------------------------
Focused Large-Cap Value Class A        SunAmerica Focused              22% Owner of Record
                                       Balanced Strategy Portfolio
                                       Houston, TX 77019-7100
-------------------------------------------------------------------------------------------------
Focused Large-Cap Value Class C        CitiGroup Global Markets,       8% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Class A        SunAmerica Focused Multi-       34% Owner of Record
                                       Asset Strategy Fund.
                                       Houston, TX 77019-7100
-------------------------------------------------------------------------------------------------
Focused Mid-Cap Value Class A          SunAmerica Focused Equity       65% Owner of Record
                                       Strategy Fund. Houston, TX
                                       77019-7100
-------------------------------------------------------------------------------------------------
Focused Mid-Cap Value Class B          SunAmerica Asset                6% Owner of Record
                                       Management Corp.
                                       Harborside Financial Center,
                                       3200 Plaza 5, Jersey City, NJ
                                       07311
-------------------------------------------------------------------------------------------------
Focused Mid-Cap Value Class B          SunAmerica Trust Company        6% Owner of Record
                                       Co. Cust, Focus Financial
                                       Systems Inc. FBO Andrew J.
                                       Czerniak
                                       15293 80th Pl
                                       N. Maple Grove, MN 55311-
                                       2167
-------------------------------------------------------------------------------------------------
Focused Mid-Cap Value Class B          Pershing LLC                    11% Owner of Record
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-2052
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Focused Mid-Cap Value Class C          SunAmerica Trust Co.            5% Owner of Record
                                       Custodian
                                       FBO Joseph E. Linman
                                       1805 Homer Street
                                       Metairie, LA 70005-3253
-------------------------------------------------------------------------------------------------
Focused Small-Cap Value Class A        SunAmerica Focused Equity       9% Owner of Record
                                       Strategy Fund Houston, TX
                                       77019-2142
-------------------------------------------------------------------------------------------------
Focused Small-Cap Value Class C        CitiGroup Global Markets,       6% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Technology Class A             SunAmerica, Inc. Acct B         7% Owner of Record
                                       Attn: Noni Nwasike
                                       1 SunAmerica Centre
                                       Century City, CA 90067-6100
-------------------------------------------------------------------------------------------------
Focused International Equity Class A   SunAmerica Focused Equity       19% Owner of Record
                                       Strategy Fund Houston, TX
                                       77019-2142
-------------------------------------------------------------------------------------------------
Focused International Equity Class A   SunAmerica Focused Balanced     14% Owner of Record
                                       Strategy Fund Houston, TX
                                       77019-2142
-------------------------------------------------------------------------------------------------
Focused International Equity Class C   Merrill Lynch, Pierce, Fenner   6% Owner of Record
                                       & Smith, Inc.
                                       Jacksonville, FL 32246-6468
-------------------------------------------------------------------------------------------------
Focused Dividend Strategy Class B      CitiGroup Global Markets,       11% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Dividend Strategy Class C      CitiGroup Global Markets,       21% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------

                     ADVISERS, PERSONAL SECURITIES TRADING,
                         DISTRIBUTOR AND ADMINISTRATOR

AIG SUNAMERICA ASSET MANAGEMENT CORP.

      SunAmerica, which was organized as a Delaware corporation in 1982, is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as the investment manager to each of the Portfolios pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Fund, on behalf of each

Portfolio. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). As of December 31, 2005, SunAmerica managed and or administered approximately $44.7 billion of assets.

      AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.

      Under the Management Agreement, and except as delegated to the Advisers under the Subadvisory Agreements (as defined below), SunAmerica manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by SunAmerica will at all times be subject to the policies and control of the Directors. SunAmerica also provides certain administrative services to each Portfolio.

      Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

      The annual rate of the investment advisory fees that apply to each Portfolio are set forth in the Prospectus.

      SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of the percentage of assets of the following share classes for each applicable Portfolio.

----------------------------------------------------------------------------------------
                                            OPERATING EXPENSES AT OR BELOW ANNUAL RATE
----------------------------------------------------------------------------------------
PORTFOLIO                                CLASS A   CLASS B   CLASS C   CLASS I   CLASS Z
----------------------------------------------------------------------------------------
Focused Technology Portfolio              1.97%     2.62%     2.62%       --       --
----------------------------------------------------------------------------------------
Focused International Equity Portfolio    1.95%     2.60%     2.60%       --       --
----------------------------------------------------------------------------------------
Focused Small-Cap Growth Portfolio        1.72%     2.37%     2.37%     1.62%      --
----------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio         1.72%     2.37%     2.37%       --       --
----------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio        1.72%     2.37%     2.37%       --       --
----------------------------------------------------------------------------------------
Focused Growth and Income Portfolio       1.72%     2.37%     2.37%       --       --
----------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio         1.72%     2.37%     2.37%       --       --
----------------------------------------------------------------------------------------
Focused Small-Cap Value Portfolio         1.72%     2.37%     2.37%       --       --
----------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio       0.95%     1.60%     1.60%       --       --
----------------------------------------------------------------------------------------
Focused Mid-Cap Growth Portfolio          1.72%     2.37%     2.37%     2.37%      --
----------------------------------------------------------------------------------------
Focused Mid-Cap Value Portfolio           1.72%     2.37%     2.37%     1.62%      --
----------------------------------------------------------------------------------------

      SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Portfolio until collection is probable, but appear as footnote disclosure to each Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.

      The Management Agreement continues in effect with respect to each Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the respective Portfolio's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

      Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

THE ADVISERS

      Each of the Advisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Directors and the supervision by SunAmerica, which pays the other Adviser's fees. The Advisers are as follows: Fred Alger Management, Inc. ("Alger"),, BAMCO, Inc. ("BAMCO"), Boston Partners Asset Management, LLC ("Boston Partners"), Credit Suisse Asset Management, LLC ("Credit Suisse"), Deutsche Asset Management, Inc. ("DAMI"), Dreman Value Management, L.L.C. ("Dreman"), Fund Asset Management, doing business as, Mercury Advisors ("Mercury"), Eagle Asset Management, Inc. ("Eagle"), , Harris Associates L.P. ("Harris"), Henderson Global Investors (North America), Inc. ("Henderson"), Janus Capital Management LLC ("Janus"), J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Keeley Asset Management Corp. ("Keeley"), Marsico Capital Management, LLC ("Marsico"), , Munder Capiptal Management ("Munder"), Navellier & Associates, Inc. ("Navellier"), Northern Trust Investments, N.A. ("Northern Trust"), Oberweis Asset Management, Inc. ("Oberweis"), Perkins, Wolf, McDonnell and Company LLC ("PWM"), RCM Capital Management LLC ("RCM"), Reich & Tang Asset Management, , Third Avenue Management LLC ("Third Avenue"), Thornburg Investment Management, Inc. ("Thornburg"), and TimesSquare Capital Management, L.L.C., and act as Advisers to certain of the Portfolios pursuant to various subadvisory agreements with SunAmerica. SunAmerica advises a portion of the Focused Multi-Cap Growth, Focused Small-Cap Value, Focused Large-Cap Value, Focused Growth and Income Portfolio and Focused Technology Portfolios and manages Focused Dividend Strategy Portfolio by itself.

                                                  PORTFOLIO MANAGEMENT
                                                  ALLOCATED AMONG THE FOLLOWING
              PORTFOLIO                           ADVISERS

Focused Dividend Strategy Portfolio               SunAmerica

Focused Growth and Income Portfolio               Thornburg
                                                  Marsico
                                                  SunAmerica

Focused International Equity Portfolio            Henderson
                                                  Harris
                                                  Marsico

Focused Large-Cap Growth Portfolio                Alger
                                                  Navellier
                                                  Marsico

Focused Large-Cap Value Portfolio                 Dreman Mercury SunAmerica

Focused Mid-Cap Growth Portfolio                  Eagle TimesSquare Munder

Focused Mid-Cap Value Portfolio                   Kinetics
                                                  Reich & Tang
                                                  Keeley

Focused Multi-Cap Growth Portfolio                Janus
                                                  SunAmerica
                                                  Credit Suisse

Focused Multi-Cap Value Portfolio                 Northern Trust
                                                  Third Avenue
                                                  J.P. Morgan

Focused Small-Cap Growth Portfolio                BAMCO
                                                  Oberweis
                                                  DAMI

Focused Small-Cap Value Portfolio                 Janus* (subcontracted to PWM)
                                                  Boston Partners
                                                  SunAmerica

Focused Technology Portfolio                      RCM
                                                  SunAmerica
                                                  BAMCO

----------
* Pursuant to an agreement between Janus and PWM, PWM manages Janus' portion of the Focused Small-Cap Value Portfolio.

      As described in the Prospectus, SunAmerica will initially allocate the assets of each Portfolio, except for Focused Strategy Dividend Portfolio, equally among the Advisers for that Portfolio, and subsequently allocations of new cash flow and of redemption requests will be made equally among the Advisers of each Portfolio unless SunAmerica determines, subject to the review of the Directors, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. In general, a Portfolio's assets once allocated to one Adviser will not be reallocated (or "rebalanced") to another Adviser for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when deemed in the best interests of a Portfolio and its shareholders including when the assets managed by an Adviser exceed that portion managed by any other Adviser to the Portfolio. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

      Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Advisers for each Portfolio may vary according to the level of assets of each Portfolio. For the fiscal year ended October 31, 2005, SunAmerica paid fees to the Advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Portfolio:
Focused Small-Cap Growth Portfolio, 0.57%; Focused Multi-Cap Growth Portfolio, 0.37%; Focused Large-Cap Value Portfolio, 0.39%; Focused Small-Cap Value Portfolio, 0. 37%; Focused Mid-Cap Growth Portfolio; 0.51% Focused Large-Cap Growth Portfolio 0.40%; Focused Growth and Income Portfolio, 0.38%; Focused Multi-Cap Value Portfolio, 0.46%; Focused Technology Portfolio, 0.46%; Focused International Equity Portfolio, 0.52%; Focused Mid-Cap Value Portfolio, 0.49%.

              ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

      The portfolio managers primarily responsible for the day-to-day management of the Funds, as provided in the Prospectus ("Portfolio Managers"), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of October 31, 2005, is provided in the table below.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     OTHER ACCOUNTS
                                                                                (As of October 31, 2005)*
                                                     ------------------------------------------------------------------------------
                                                      Registered Investment        Pooled Investment
                                                            Companies                   Vehicles                Other Accounts
                                                     ------------------------------------------------------------------------------
                 Advisers/                             No. of        Assets      No. of        Assets        No. of       Assets
   Portfolio    Sub-Adviser     Portfolio Manager     Accounts    ($millions)   Accounts    ($millions)     Accounts    ($millions)
-----------------------------------------------------------------------------------------------------------------------------------
Focused            Alger       Dan Chung                 16         $ 4,519        2            $ 13           19         $ 942.7
Large-Cap     ---------------------------------------------------------------------------------------------------------------------
Growth           Navellier     Louis Navellier           0           None          1           $ 770            0           None
                               ----------------------------------------------------------------------------------------------------
                               Shawn Price               1           $ 885         2           $ 1,368          0           None
              ---------------------------------------------------------------------------------------------------------------------
                  Marsico      Thomas Marsico            34       $ 25,883.3       12         $ 1,415.4        209       $ 22,429.8
-----------------------------------------------------------------------------------------------------------------------------------
Focused        Credit Suisse   Leo Bernstein             10         $ 1,267        1           $ 141           28          $ 654
Multi-Cap                      ----------------------------------------------------------------------------------------------------
Growth                         Calvin Chung              10         $ 1,267        1           $ 196           28           $654
                               ----------------------------------------------------------------------------------------------------
                               Marian Pardo              11         $ 1,496        2           $18.5            4           $ 61
              ---------------------------------------------------------------------------------------------------------------------
                   Janus       Scott Schoelzel           14       $ 14,348.9       1           $ 33.1          11         $ 137.6
              ---------------------------------------------------------------------------------------------------------------------
                SunAmerica     Gregory S. Parker          0          None          0            None            0           None
-----------------------------------------------------------------------------------------------------------------------------------
Focused            Eagle       Bert Boksen               10         $ 1,698        0            None            0           None
Mid-Cap       ---------------------------------------------------------------------------------------------------------------------
Growth          TimesSquare    Tony Rosenthal and
                               Grant Babyak as team      2                         1          $54.33           25          $376.74
                               ----------------------------------------------------------------------------------------------------
                               Grant Babyak              7         $1,637.3        1          $545.79          63         $3,302.6
              ---------------------------------------------------------------------------------------------------------------------
                  Munder       Tony Dong                 7          $ 987.9        16         $ 462.6           7          $ 48.7
                               ----------------------------------------------------------------------------------------------------
                               Brian Matuszak            8         $ 1,077.9       19         $ 477.9          12          $ 55.8
                               ----------------------------------------------------------------------------------------------------
                               Andy Mui                  7          $987.9         16         $ 462.6           9          $ 47.7
-----------------------------------------------------------------------------------------------------------------------------------
Focused            BAMCO       Ronald Baron              7         $ 10,200        5           $ 156           54          $ 520
Small-Cap     ---------------------------------------------------------------------------------------------------------------------
Growth             DAMI        Robert Janis and          4          $ 3,771        1            $15             2          $ 424
                               Sam Dedio
              ---------------------------------------------------------------------------------------------------------------------
                 Oberweiss     James Oberweiss           11         $ 739.8        0            None           331        $ 908.8
-----------------------------------------------------------------------------------------------------------------------------------
Focused           Dreman       David Dreman              9          $ 9,815        2            $ 75            1         $ 4,600
Large-Cap     ---------------------------------------------------------------------------------------------------------------------
Value           SunAmerica     Steven Neimeth            10        $  815.3        0            None            0           None
              ---------------------------------------------------------------------------------------------------------------------
                  Mercury      Robert Doll               17        $ 7,794.4       6           $ 3,630.8        4         $ 773.1
-----------------------------------------------------------------------------------------------------------------------------------
Focused       Northern Trust   Stephen G. Atkins         2         $1,254.4        0            None            0           None
Multi-Cap     ---------------------------------------------------------------------------------------------------------------------
Value          Third Avenue    Martin Whitman            2          $ 6,806        0            None            0           None
                               ----------------------------------------------------------------------------------------------------
                               Ian Lapey                 4          $ 1,764        5           $ 105            0           None
              ---------------------------------------------------------------------------------------------------------------------
                J.P. Morgan    Jonathan Simon            14          $ 10,690      2           $ 2,580         27         $ 3,260
-----------------------------------------------------------------------------------------------------------------------------------
Focused          Kinetics      Peter B. Doyle            5           $ 762         2           $ 1,271          5         $ 1,795
Mid-Cap                        Murray Stahl
Value         ---------------------------------------------------------------------------------------------------------------------
               Reich & Tang    Vincent Sellecchia        2          $ 402.3        0            None            0           None
                               ----------------------------------------------------------------------------------------------------
                               J. Dennis Delafield       2          $ 402.3        0            None            0           None
                               ----------------------------------------------------------------------------------------------------
                               Team(1)                   2          $ 16.8         0            None            4         $ 1,274

              ---------------------------------------------------------------------------------------------------------------------
                  Keeley       John L. Keeley, Jr        2          $1,137         10          $ 263.3         907       $ 1,259.3
                               ----------------------------------------------------------------------------------------------------
                               John L. Keeley,  Jr.      0           None          0            None            8          $ 17.9
                               and Robert Becker
-----------------------------------------------------------------------------------------------------------------------------------
Focused             PWM        Robert Perkins            8         $ 8,195.6       0            None           15        $ 1,416.8
Small-Cap                      ----------------------------------------------------------------------------------------------------
Value                          Todd Perkins              3         $ 2,796.5       0            None            3         $ 938.5
              ---------------------------------------------------------------------------------------------------------------------
              Boston Partners  David Dabora              1           $414          0            None            3          $2,390
              ---------------------------------------------------------------------------------------------------------------------
                SunAmerica     Daniel Lew                0           None          0            None            0            None
-----------------------------------------------------------------------------------------------------------------------------------
Focused          Thornburg     Team(2)                   3          $6,800         25          $2,000         3,546       $ 4,900
Growth        ---------------------------------------------------------------------------------------------------------------------
and Income        Marisco      Thomas Marsico            34        $26,424.3       12        $ 1,415.4         209       $ 22,429.8
              ---------------------------------------------------------------------------------------------------------------------
                SunAmerica     Steven Neimeth            10           $898.2       0            None            0            None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     OTHER ACCOUNTS
                                                                                (As of October 31, 2005)*
                                                     ------------------------------------------------------------------------------
                                                      Registered Investment        Pooled Investment
                                                            Companies                   Vehicles                Other Accounts
                                                     ------------------------------------------------------------------------------
                 Advisers/                             No. of        Assets      No. of        Assets       No. of        Assets
   Portfolio    Sub-Adviser     Portfolio Manager     Accounts    ($millions)   Accounts    ($millions)     Accounts    ($millions)
-----------------------------------------------------------------------------------------------------------------------------------
Focused          Henderson     Stacey Navin and          0           None          14         $ 633.7           0           None
International                  Manraj Sekhorn
Equity        ---------------------------------------------------------------------------------------------------------------------
                  Harris       David Herro               6          $ 9,183        4          $ 4,871          11         $ 2,169
              ---------------------------------------------------------------------------------------------------------------------
                  Marsico      Jim Gendelman             14        $ 4,425.4       0            None            2         $ 143.7
-----------------------------------------------------------------------------------------------------------------------------------
Focused            BAMCO       Mitchell Rubin            3           $ 311         1            $ 5             0           None
Technology    ---------------------------------------------------------------------------------------------------------------------
                    RCM        Walter Price              7         $ 2,190.3       3           $ 65.7          19         $ 121.2
                               ----------------------------------------------------------------------------------------------------
                               Huachen Chen              7         $ 2,190.3       1           $ 52.7          18         $ 121.2
              ---------------------------------------------------------------------------------------------------------------------
                SunAmerica     Andrew Sheridan           7         $    18.8       0            None            0           None
-----------------------------------------------------------------------------------------------------------------------------------
Focused         SunAmerica     Paul Ma                   2         $   139.4       0            None            0           None
Dividend
Strategy
-----------------------------------------------------------------------------------------------------------------------------------

* Information for Navellier, Kinetics and Paul Ma of SunAmerica are as of December 31. 2005.

1     Reich and Tang's portfolio management team consists of Vincent Sellechia,
      J. Dennis Delafield, Charles W. Neuhauser and Donald Wang. Each member of the team shares joint decision making in selecting the securities which the portfolio will buy or sell.

2 Thornburg's portfolio management team consists of William V. Fried, CFA, Ed Maran, CFA and Connor Browne, CFA. Each member of the team shares joint decision making in selecting the securities which the portfolio will buy or sell.

           ADDITIONAL INFORMATION ON PORTFOLIO MANAGERS' COMPENSATION

ALGER

      Each Alger portfolio manager's compensation generally consists of salary, an annual bonus and payments under Alger's incentive compensation program. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that may change following an annual review. The annual bonus is a percentage of the base salary. The percentage is variable from year to year, and considers various factors, including: the firm's overall financial results and profitability; the firm's overall investment management performance; current year's and prior years' investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and the individual's leadership contribution within the firm.

      Incentive compensation is based on factors comparable to those considered in determining the annual bonus, is designed to retain key talent, and include a cash bonus payment and investments in Alger fund(s) selected by the portfolio manager that vest in increments over a period of time. The proportion of incentive compensation allocated to the cash bonus payment and to investments in Alger funds is subject to change. There is no difference between the method used to determine a portfolio manager's compensation with respect to the Fund and another account.

BAMCO

      Mr. Baron's compensation is fixed, based on a three year contract that expires February 28, 2006. A new multi-year contact is being negotiated. His compensation includes a fixed base salary and a bonus that is roughly equivalent to 40% of his base salary. The terms of his contract were based on Mr. Baron's role as the firm's founder, chief executive officer, chief investment officer and his position as portfolio manager to the majority of the firm's assets under management. Consideration was given to Mr. Baron's reputation, the long-term performance records of the funds under his management and the profitability of the firm. In addition to his cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron Capital.

      The compensation for Mr. Rubin includes a base salary and an annual bonus. His bonus is subjectively determined by the firm's chief executive officer and the firm's president. It is based on the assessment of Mr. Rubin's individual long-term investment performance, his respective overall contribution to the firm and the firm's profitability. In addition, Mr. Rubin owns equity in Baron Capital Group and is eligible for special bonuses based on the firm achieving its long-term growth and profitability objectives.

BOSTON PARTNER

      Portfolio manager compensation is comprised of a base salary and a discretionary incentive bonus. The primary factors with respect to the discretionary bonus are Investment performance measured relative to the appropriate indices for 1, 3 and 5 year periods, and the amount of the product's revenues. Boston Partners' Chief Executive Officer and Chief Investment Officer are responsible for determining bonus levels for portfolio managers. There is no difference in the Portfolio Manger's compensation with respect to the Fund and Other Accounts.

CREDIT SUISSE

      Credit Suisse's compensation to the portfolio managers of the Portfolios includes both a fixed base salary component and bonus component. The bonus component is composed of two parts, the first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Portfolio and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc. The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Portfolio, for which the portfolio manager is responsible ("Performance Based Bonus"). Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-years) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager's bonus. A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom stock are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. Like all Credit Suisse employees, portfolio managers participate in Credit Suisse's profit sharing and 401K plans.

DAMI

      DAMI's compensation philosophy is designed to offer investment professionals competitive short- and long-term compensation. Portfolio managers are paid a mix of base salary, bonus and long-term incentives that reward investment performance. Bonus compensation and long-term incentives comprise a greater proportion of compensation as employees move into more senior positions and higher compensation levels.

      In general, compensation for the Americas investment group is comprised of base salary and variable components linked to fund performance, individual contributions to the team, firm (Deutsche Asset Management), and parent (Deutsche Bank) financial results. Variable compensation may include cash bonus and a variety of long-term equity programs (usually in the form of Deutsche Bank equity). To evaluate our investment staff, we use the Relative Assessment Plan
(RAP). RAP is a key tool in retaining employees and attracting new ones. The Plan provides a clearer link between pay and objectively determined performance measures. For each investment position, a range of competitive compensation is determined through extensive market data surveys from well-known external compensation surveys. To evaluate the performance of each individual we place great emphasis on actual investment results while considering other factors such as team contributions as well as adherence to compliance, risk management, and "living the values" of Deutsche Asset Management. This discretionary component gives management the ability to reward other behaviors on a subjective basis.

      The ultimate objective is to link Deutsche Asset Management's goal of investment excellence to individual employee goals, while providing investment professionals, consultants and clients with consistency, transparency and accountability in performance measurement. Overall, the Plan supports our firm-wide goals: at least 65% of AUM in the first and second quartiles of comparable peer groups on a one-year basis (equal- and asset-weighted); no more than 10% of AUM in the fourth quartile, on a one-year basis (equal- and asset-weighted); sustained out performance versus benchmark. In addition, we measure and assess critical compliance, risk management and teamwork skills for each member of the Investment Group staff.

      The incentive plan's structure includes performance goals tailored for equity portfolio management and research analysis as follows: for equity portfolio managers, 50% of the performance assessment is based on model portfolio performance (effectively, the primary portfolio around which all accounts are run serves as the model); 30% on specified client portfolios and the individual's contribution to their success; and 20% on the general contribution to the team, flexibility and adherence to the firm's core values. Performance is reviewed for one and three years trailing, against both peer group and benchmark. for equity sector analysts (research), 40% of performance assessment depends on the performance of a model portfolio; 40% on individual performance of stocks under the individual analyst's coverage; and the remaining 20% based on how well the individual meets the core values of the firm.

      Overall, we believe the Relative Assessment Plan achieves a number of important objectives. It links compensation with performance (individual and group); it identifies measurable performance goals; it assesses individual performance based on the achievement of established objectives; it requires regular feedback during the year; and it provides management discretion as adjustments may be made to the proposed annual incentive award.

DREMAN

      The Portfolio has been advised that Dreman has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective Portfolio's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

      Dreman's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of Dreman's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Portfolio's performance relative to its benchmark.

      Dreman's investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the subadvisor's profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsior's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

      The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following quantitative factors: (1) relative ranking of the Portfolio's performance against its peers in the one, three and five year pre-tax investment performance categories. The Portfolio's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers; (2) relative performance of the Portfolio's performance against the pre-determined indices for the product strategy against which the Portfolio's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the Portfolio's benchmark index; (3) performance of the Portfolio as measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics. The qualitative facrtors used to determine an investment professional's compensation are: (1) ability to work well with other members of the investment professional team and mentor junior members; (2) contributions to the organizational overall success with new product strategies; (3) other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

EAGLE

      Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys. Mr. Boksen along with other Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term. Additional deferred compensation plans are also provided to key investment professionals. Mr. Boksen along with all employees receive benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. There is no difference between the method used to determine Mr. Boksen's compensation with respect to the Fund and other Funds managed by Mr. Boksen. Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I. Mr. Boksen also receives stock option awards as part of his annual Bonus. These stock option awards vest over a three year period. Mr. Boksen's compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted. Mr. Boksen's benchmarks for evaluation purposes includes Lipper Fund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

HARRIS

      The Portfolio's portfolio manager is compensated solely by Harris Associates L.P. ("Harris"). The compensation of portfolio managers, including the Fund's portfolio manager, is based on Harris' assessment of the individual's long-term contribution to the investment success of the firm and is structured as follows: (1) Base salary. The base salary is a fixed amount; (2) participation in a discretionary bonus pool. A discretionary bonus pool for each of Harris' domestic and international investment groups is divided among the senior level employees of each group and is paid out annually; (3) participation in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

      The determination of the amount of a portfolio manager's participation in the discretionary bonus pool and the compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of Harris' domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

      The quantitative factors considered in evaluating the contribution of portfolio managers include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the Fund and other accounts managed by the portfolio manager. The portfolio manager's compensation is not based solely on an evaluation of the performance of the Fund or the amount of Fund assets. Performance is measured in a number of ways, including by Fund, by other accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International EAFE (Europe, Australasia Far East) Index, and Harris' approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over one and three-year periods and on a pre-tax and after-tax basis to the extent such information is available.

      If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to Harris, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

HENDERSON

      The following is a summary of the compensation received by Henderson's investment professionals for all accounts managed and not just for the Fund. Henderson's investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:
Pre-defined, objective, measurable investment performance; performance goals that are ambitious, but attainable; the plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio's risk return parameters.

      The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth.

      Some managers have the option to invest in a long-term incentive program that is based on the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly. A summary of the compensation package is as follows: Basic Salaries: in line with or better than the industry average; Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary; Growth Equity Bonus Plan: the GEB is based on a team's contribution to a rise in profits, it is designed to reward profitable asset growth; Long Term Incentive
Plan: senior investment managers are able to invest part of their remuneration in a share scheme which is then matched by Henderson.

      Performance-related fees: for some funds, any performance related fee earned by the firm is shared with individuals generating that performance. If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund's relevant disclosure document. Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund's returns to either (i) a peer group, (ii) an index or (iii) an absolute return

JANUS

      The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2005.

      The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

      FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

      VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

      The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

      The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group. The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program. The Portfolio's Lipper peer group for compensation purposes are Large-Cap Growth funds.

J.P. MORGAN

      The Adviser's portfolio managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable bonus consisting of cash incentives, stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

      Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

      Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

KEELEY

      The portfolio managers are compensated with a fixed annual salary, as well as a profit sharing plan based on the company's profitability. Additionally, the portfolio managers receive customary employee benefits such as health insurance and a 401(k) plan. Mr. Keeley also receives compensation by virtue of his ownership interests in Keeley.

KINETICS

      Portfolio managers are compensated with a fixed base salary and a bonus. Bonuses are discretionary and are based on the manager's overall contribution to the firm. Bonuses are not tied to the performance of the manager's portfolios/accounts.

MARSICO

      MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

      Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

      Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Marsico may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

MERCURY

      The portfolio manager compensation program of Fund Asset Management, Merrill Lynch Investment Managers and their affiliates, including Mercury (collectively, herein "MLIM") is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

COMPENSATION PROGRAM The elements of total compensation for MLIM portfolio managers are: fixed base salary, annual performance based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate - both up and down - with the relative pre-tax investment performance of the portfolios that they manage.

BASE SALARY Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

PERFORMANCE-BASED COMPENSATION MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

Due to Mr. Doll's unique position (as Portfolio Manager, President and Chief Investment Officer of MLIM, and Senior Vice President of Merrill Lynch & Co.), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in consideration of his incentive compensation but, given his multiple roles and the balance of the components of pay, the performance of his fund(s) is not the primary driver of his compensation. In addition, a portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of CLIENT FOCUS, RESPECT FOR THE INDIVIDUAL, TEAMWORK, RESPONSIBLE CITIZENSHIP and INTEGRITY. All factors are considered collectively by MLIM management.

CASH BONUS Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

STOCK BONUS A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of the Company. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

OTHER BENEFITS Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

MUNDER

      The compensation package for all members of Munder's portfolio management team consists of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of company equity interests. Munder also provides a competitive benefits package, including health and welfare benefits and retirement BENEFITS in the form of a 401(k) plan.

      Munder offers industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys. Members of the portfolio management team are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 100% of base salary. Target bonuses for equity analysts typically range from 20 to 50% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. In determining portfolio manager bonuses, Munder considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account's benchmark index for the most recent one-year and three-year periods. The applicable benchmark for the Fund is the S&P MidCap 400 Index. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm's success.

      Members of the portfolio management team are also eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. Option shares typically vest ratably over a three- to five-year period. Munder's Option Plan provides incentive to retain key personnel and serves to align portfolio managers' interests with those of Munder directly, and, indirectly, the accounts managed by Munder.

NAVELLIER & ASSOCIATES

      Portfolio managers receive a base salary and incentive compensation based upon performance and asset growth of the portfolio(s) for which they are responsible. Incentive compensation takes the form of a significant percentage of the revenues associated with portfolios for which they are responsible.

      Navellier has established an options program to retain senior management and investment management personnel. Options allow key employees to have an equity stake in the firm. Options are granted to key employees dependent upon various measures such as asset growth and performance. Key employees all participate in incentive compensation plans, all other employees are eligible for participation in an annual bonus based on firm profitability.

      Prior to January 1, 2005, key employees received bonuses based on asset growth in the form Equity Appreciation Rights (EARs). EARs are revalued each quarter, as total firm wide assets increase or decline so does the share price for the EARs.. Navellier employees are able to liquidate EARs on a quarterly basis. Navellier curtailed this program due to changes in the U.S. tax code that were focused on deferred compensation programs. Employees may continue to hold EARs granted prior to the changes to the U.S. tax code, but no new EARs may be granted. Medical insurance is provided at virtually no cost to all employees and their families as well disability insurance and optional dental plans. In addition, Navellier has an established 401k plan to assist employees with retirement savings.

NORTHERN TRUST

      The compensation for Northern Trust portfolio managers consists of a fixed base salary plus a variable annual incentive award. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For the portfolio managers, the variable incentive award is not based on performance of the funds or the amount of assets held in the funds. Moreover, there exist no differences between the compensation structure for mutual fund accounts and other types of accounts.

OBERWEIS

      Oberweis offers its professionals a competitive compensation package consisting of a base, an incentive-based fee, and equity ownership. Incentive fees are computed based on rolling one year and three year returns relative to the Russell 2000 Growth Index, with a heavier weighting on three year returns. Most of the incentive reward is quantitatively defined in advance, divided between relative team performance and individual performance. To ensure long-term commitment, all senior executives and key investment professionals are also equity investors in Oberweis. By linking a significant portion of portfolio management's compensation to equity ownership, the Oberweis management team encourages its professionals to adopt a long-term, team-oriented focus toward superior investment management with significant long-term upside reward potential. The opportunity to own an equity stake in Oberweis has been highly effective in attracting and retaining outstanding executives with a long-term, team-oriented perspective. Oberweis's employee-owners are offered equity ownership at book value and are required to sell their equity ownership at book value in the event that they leave for a competitor.

      Oberweis's product offering is exceptionally specialized. Such specialization tends to attract professionals passionate about and experts in Oberweis's area of expertise, namely high-growth small-cap emerging growth stocks. The attractions are akin to the manner in which a major university with elite, specialized research tends to attract faculty with specialized skills in the same area.

PWM

      For managing the Portfolio, the portfolio managers receive base pay in the form of a fixed annual salary paid by PWM. The portfolio managers, as part owners of PWMLLC, also receive compensation by virtue of their ownership interests in PWMLLC. Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by PWMLLC for the benefit of its employees generally.

RCM

      Each portfolio manager's compensation is directly affected by the performance of the individual portfolio he or she manages, as well as the performance of the individual's portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-en based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual's performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured by both the team and the individual, with 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund's Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual's performance (with 10% from peer reviews and 20% from the appraisal by the individual's manager).

REICH AND TANG

The compensation structure for the Portfolio Managers have both fixed and variable components including:

BASE SALARY: Each PM receives a fixed annual base salary. Base salary is determined and approved by the CMG Compensation Committee of the Board of Managers of Reich & Tang Asset Management,

LLC (the "Compensation Committee") and is based upon a number of factors including the employee's experience, overall performance, responsibilities, and the competitive market place.

INVESTMENT PERFORMANCE BONUS: Each PM receives an investment performance bonus (the "Performance Bonus") based upon the investment performance of certain accounts that he manages (the "Bonus Accounts"). The Fund is not among the accounts included in the Bonus Accounts and, consequently, the Fund's performance does not impact a PM's Performance Bonus. The Performance Bonus amount is determined according to a formula established by the Adviser that takes into account (1) a PM's individual investment performance with respect to the Bonus Accounts over the one and three year time frames, (2) the investment performance of the team of portfolio managers responsible for the Bonus Accounts over the one and three year time periods, and (3) the level of assets under management in the Bonus Accounts. Individual performance has the greatest impact on the Performance Bonus amount, followed by team performance. The amount of assets under management has a lesser impact. Investment performance on both the individual and team levels is determined by reference to published benchmarks appropriate to the investment strategy relevant to each Bonus Account. Currently, these strategies and the accompanying performance indexes and relative weights are as follows: Small Cap -50% Russell 2000 and 50% Russell 2000 Value; Mid Cap - 25% Russell MidCap, 25% S&P Mid Cap Value, 25% Russell 2000 Value and 25% Russell 2000; Micro Cap/Concentrated - 50% Russell 2000 and 50% Russell 2500. The relative impact of each strategy on the Performance Bonus is based upon the relative amount of assets included within the Bonus Accounts that are managed according to each strategy.

LONG TERM AWARDS: The amount of the Long Term Award is determined on the basis of the Bonus Accounts and in a similar manner as the Performance Bonus. However, the Long Term Awards do not vest until three years after the end of the period for which they are awarded. The purpose of the Long Term Awards is to promote the retention of key portfolio managers.

PROFIT INTEREST: Mr. Sellecchia and Mr. Delafield receive a fixed percentage of the pre-bonus profits generated on an annual basis by the Delafield Asset Management Group ("DAM") division of the Adviser. DAM's income and profits consist primarily of the fees that it receives for managing discretionary equity assets for individual and institutional clients.

STOCK OPTIONS: In applicable years, PMs are eligible to receive stock option grants under the Adviser's Stock Option Grant Agreement (the "Option Plan"). Grant amounts are determined by the Compensation Committee on a periodic basis. PMs participate in the Option Plan on the same terms as non-portfolio manager employees and option grants to PMs are not directly related to investment performance.

RETENTION BONUS: Each PM will receive a fixed dollar amount for continued employment through the end of fiscal year 2007.

SUNAMERICA

      SunAmerica's portfolio managers' compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus components of the portfolio managers' salary are based on both the Fund's individual performance and the organizational performance of SunAmerica and the investment department. The Fund's individual performance constitutes seventy-five percent (75%) of the bonus component. It is determined by the Fund's performance, net of fees, relative to the one-year and three-year Lipper rankings. The amount of the individual performance bonus ranges from zero percent to two hundred and twenty-five percent (0% - 225%) of the portfolio manager's base salary.

      The organizational performance component of the portfolio manager's bonus constitutes twenty-five percent (25%) of his bonus. This portion of the bonus ranges from zero percent up to seventy-five percent (0% - 75%) of his base salary. There are four factors which are used in determining the organizational component of the portfolio manager's bonus: (1) overall profitability of SunAmerica; (2) the portfolio manager's overall engagement of the investment process; (3) the construction of the manager's portfolio and exposure to risk; and (4) the portfolio manager's participation in other activities on behalf of SunAmerica.

THIRD AVENUE

      Each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the investment adviser, Third Avenue Capital management. The bonus is determined in the discretion of senior management and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee.

THORNBURG

      Compensation for investment professionals includes a base salary, annual bonus, profit sharing plan and potential for ownership. While an individual's contributions important in establishing an appropriate compensation level, the performance of the team and product is more critical in determining total compensation. Ownership participation varies and is based on tenure and level of contribution to the firm.

TIMESSQUARE

TimesSquare's Portfolio Manager compensation structure is as follows:

BASE SALARIES: Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. Based on recent research, our top performing employees' compensation falls within the top decile of the industry. Studies of competitive investment management compensation practices and levels are routinely conducted to ensure that investment professionals are competitively paid. We adjust base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

ANNUAL BONUS PLAN: The bonus ranges for Portfolio Managers and Analysts are tied to performance. The bonus pool takes into account firm's overall financial performance. Individual bonuses are derived on the basis of bonus ranges and the individual's performance is measured versus relevant benchmarks. For Portfolio Managers and Analysts, bonuses range from 50%-200% of base salaries. The relevant benchmarks for the Portfolio Managers are the product benchmarks and peer groups (Mercer Universe).

If the Portfolio Manager underperforms the benchmark and the peer universe, the bonus will be at the low end of the range. Performance is measured on both a 1 year and 3 year basis, equally weighted. Similarly, for an Analyst, their performance is compared to their relevant sector performance in the products' benchmarks using Vestek. Their performance is measured over 1 year and 3 year basis as well. Sector weightings are also influenced by Analyst contributions, and Analysts get credit for successfully underweighting underperforming areas.

EQUITY OWNERSHIP: Senior investment professionals receive significant equity ownership in the firm, subject to a five year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention.

POTENTIAL CONFLICTS OF INTEREST

      As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients, ("Other Client Accounts") in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

      o TRADE ALLOCATIONS. One situation where a conflict may arise between the Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, a Subadviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Funds and the Subadviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund and subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

      o ALLOCATION OF PORTFOLIO MANAGERS' TIME. The Portfolio Managers' management of the Funds and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Advisers seek to manage such competing interests for the time and attention of the portfolio managers. Although the Advisers do not track the time a portfolio manager spends on the Fund or a single Other Client Account, AIGGIC does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager's accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts) causing a conflict of interest.

      o PERSONAL TRADING BY PORTFOLIO MANAGERS. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Advisers' and Subadvisers' Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser's and Subadviser's Codes of Ethics will eliminate such conflicts.

                                  ADVISORY FEES

      The following table sets forth the total advisory fees incurred by each Portfolio pursuant to the Management Agreement, and the amount waived by the Adviser, for the fiscal years ended October 31, 2005, 2004 and 2003.

-----------------------------------------------------------------------------------------------------
PORTFOLIO                                      ADVISORY FEES+                ADVISORY FEES WAIVED
-----------------------------------------------------------------------------------------------------
                                    2005         2004            2003      2005     2004      2003
----------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth
Portfolio                       $ 3,855,154   $ 3,224,810    $ 2,467,912       -         -         -
-----------------------------------------------------------------------------------------------------
Focused Mid-Cap Growth
Portfolio                       $    67,474             -              -  $7,397         -         -
-----------------------------------------------------------------------------------------------------
Focused Large-Cap Value
Portfolio                       $ 5,264,543   $ 4,211,053    $ 1,490,003       -  $  9,390  $ 31,412
-----------------------------------------------------------------------------------------------------
Focused Small-Cap Value
Portfolio                       $ 5,699,567   $ 4,308,622    $ 1,826,626       -  $  9,701  $  9,767
-----------------------------------------------------------------------------------------------------
Focused Large-Cap Growth
Portfolio                       $14,154,490   $15,378,802    $10,852,433       -         -         -
-----------------------------------------------------------------------------------------------------
Focused Growth and Income
Portfolio                       $ 3,887,380   $ 4,211,295    $ 2,733,108       -  $ 41,280         -
-----------------------------------------------------------------------------------------------------
Focused Multi-Cap Value
Portfolio                       $ 6,262,179   $ 6,216,505    $ 5,286,750       -  $138,724         -
-----------------------------------------------------------------------------------------------------
Focused Mid-Cap Value
Portfolio                       $    68,527             -              -  $8,154         -         -
-----------------------------------------------------------------------------------------------------
Focused Technology Portfolio    $ 1,173,197   $ 1,142,981    $   756,154       -  $ 97,613  $151,404
-----------------------------------------------------------------------------------------------------
Focused Small-Cap Growth        $ 3,605,260   $ 2,653,154    $   934,632       -         -  $  6,396
-----------------------------------------------------------------------------------------------------
Focused International Equity
Portfolio                       $ 2,988,134   $ 2,040,545    $   572,278       -  $ 44,336  $127,534
-----------------------------------------------------------------------------------------------------
Focused Dividend Strategy
Portfolio*                      $   792,086   $   754,859    $   352,539       -         -         -
-----------------------------------------------------------------------------------------------------

*     Without giving effect to fee waivers.


**    From date of inception of May 22, 2000.


+ The Prior Focused Dividend Strategy Portfolio paid advisory fees of $205,740 for the fiscal year ended September 30, 2002, $191,885 for the fiscal year ended September 30, 2001, and $349,698 for the fiscal year ended September 30, 2000. The Prior Focused Dividend Strategy Portfolio had fee waivers and expense reimbursements of $30,132 for Class A, $56,890 for Class B and $55,.126 for Class II in 2002, $31,680 for Class A, $56,777 for Class B and $64,634 for Class II in 2001.

      The following table sets forth the fee waivers and expense reimbursements other than advisory fees made to the Funds by SunAmerica for the fiscal year ended October 31, 2005.

                     FEE WAIVERS AND EXPENSE REIMBURSEMENTS

                                      2005*

---------------------------------------------------------------------------------------
             FUND+                 CLASS A     CLASS B    CLASS I    CLASS C*   CLASS X
---------------------------------------------------------------------------------------
Focused Multi-Cap Growth
Portfolio                         $  (9,361)  $(31,633)         -   $ (7,227)   $ 2,210
---------------------------------------------------------------------------------------
Focused Mid-Cap Growth Portfolio  $ (50,978)  $(11,804)  $(11,490)  $(11,818)         -
---------------------------------------------------------------------------------------
Focused Large-Cap Value
Portfolio                         $  27,497   $  6,344          -   $ 37,284          -
---------------------------------------------------------------------------------------
Focused Small-Cap Value
Portfolio                         $  76,601   $ 14,976          -   $ 49,214          -
---------------------------------------------------------------------------------------
Focused Growth and Income
Portfolio                         $  38,982   $ (9,363)         -   $ 23,847    $ 7,054
---------------------------------------------------------------------------------------
Focused Multi-Cap Value
Portfolio                         $  56,287   $ 33,119          -   $ 51,586          -
---------------------------------------------------------------------------------------
Focused Mid-Cap Value Portfolio   $ (53,758)  $(11,814)  $(11,491)  $(11,877)         -
---------------------------------------------------------------------------------------
Focused Technology Portfolio      $ (80,228)  $(63,397)         -   $(57,904)         -
---------------------------------------------------------------------------------------
Focused Small-Cap Growth
Portfolio                         $  98,180   $(10,620)  $ (3,923)  $ 15,500          -
---------------------------------------------------------------------------------------
Focused International Equity
Portfolio                         $(125,300)  $(21,642)         -   $(35,401)         -
---------------------------------------------------------------------------------------
Focused Dividend Strategy         $ (73,468)  $(59,484)         -   $(90,330)         -
---------------------------------------------------------------------------------------

* The Fee Waivers and Expense Reimbursements for Class C shares for all Portfolios reflects the Fee Waivers and Expense Reimbursements for Class II shares, which were redesignated as Class C shares on February 20, 2004.


      Certain of the fee waivers and expense reimbursements are subject to potential recoupment by SunAmerica. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

                                SUBADVISORY FEES

      The following table sets forth the total subadvisory fees incurred by each Portfolio pursuant to the Subadvisory Agreements, for the fiscal years ended October 31, 2005, 2004, and 2003.


----------------------------------------------------------------------------------------------------
PORTFOLIO                                                        SUBADVISORY FEES
----------------------------------------------------------------------------------------------------
                                                2005                   2004                  2003
----------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio           $1,440,192             $1,206,999            $  900,723
----------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio            $2,068,806             $1,988,995            $  749,873
----------------------------------------------------------------------------------------------------
Focused Mid-Cap Growth Portfolio             $   39,690                      -                     -
----------------------------------------------------------------------------------------------------
Focused Small-Cap Value Portfolio            $2,091,484             $2,043,583            $  910,594
----------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio           $6,660,936             $7,237,083            $5,107,028
----------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio          $1,468,355             $1,924,772            $1,273,663
----------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio            $2,886,073             $2,927,528            $2,537,902
----------------------------------------------------------------------------------------------------
Focused Mid-Cap Value Portfolio              $   40,310                      -                     -
----------------------------------------------------------------------------------------------------
Focused Technology Portfolio                 $  430,695             $  408,253            $  241,100
----------------------------------------------------------------------------------------------------
Focused Small-Cap Growth                     $2,054,764             $1,504,813            $  530,191
----------------------------------------------------------------------------------------------------
Focused International Equity Portfolio       $1,236,695             $  868,661            $  246,231
----------------------------------------------------------------------------------------------------


PERSONAL SECURITIES TRADING

      The Fund and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is: (1) any trustee, director, officer, general partner or advisory person of the Fund or SunAmerica;
(2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica,
(ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods,
(v) short-term trading profits, and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica during the quarter.

      The Advisers have each adopted a written Code of Ethics, and have represented that the provisions of such Codes of Ethics are substantially similar to those in the SunAmerica Code. Further, the Advisers report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of such Codes by Access Persons of the Fund or SunAmerica.

THE DISTRIBUTOR

      The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolio (see "Distribution Plans" below).


      SACS serves as Distributor of Class I and Class Z shares and incurs the expenses of distributing the Class I and Class Z shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.


      The Distribution Agreement with respect to each Portfolio will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.


      The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., AIG Financial Advisors, Inc., Financial Service Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities, Inc., AIG International Securities, Inc., Pembrook

Securities, Inc., American General Securities Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., and Franklin Financial Services Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

      The Fund, on behalf of Class I shares of each applicable Portfolio, has entered into a Services Agreement (the "Class I Service Agreement") with SACS to provide additional shareholders services to Class I shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from a Portfolio of 0.25% of the daily net assets of the Portfolio's Class I shares.

DISTRIBUTION PLANS

      As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan" and the "Class C Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. There is no Distribution Plan in effect for Class I or Z shares. Reference is made to "Fund Management - Distributor" in the Prospectus for certain information with respect to the Distribution Plans.

      Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class C Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

      The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended October 31, 2005, 2004 and 2003.

              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO+                         2005                                2004+                               2003+
-------------------------------------------------------------------------------------------------------------------------------
                       CLASS A     CLASS B    CLASS  C*    CLASS A     CLASS B    CLASS  C*    CLASS A     CLASS B    CLASS  C*
-------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Growth Portfolio     $  829,021  $  948,585  $  530,284  $  555,188  $1,161,721  $  469,542  $  328,311  $1,142,033  $  380,821
-------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Value Portfolio      $1,433,324  $  405,316  $  764,016  $1,058,145  $  458,791  $  728,991  $  249,756  $  355,559  $  417,535
-------------------------------------------------------------------------------------------------------------------------------
Focused Mid-Cap
Growth Portfolio     $   27,684  $       89  $      135
-------------------------------------------------------------------------------------------------------------------------------
Focused Small-Cap
Value Portfolio      $1,295,028  $  749,464  $1,250,024  $  911,831  $  704,739  $  998,652  $  250,773  $  501,573  $  603,472
-------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Growth Portfolio     $2,585,167  $3,948,935  $4,535,775  $2,425,237  $4,898,335  $5,488,096  $1,181,441  $4,287,849  $4,614,693
-------------------------------------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio     $  588,694  $  808,763  $1,275,369  $  527,528  $  919,719  $1,472,635  $  278,996  $  735,523  $1,038,761
-------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Value Portfolio      $  793,769  $1,869,857  $2,124,408  $  682,339  $1,943,115  $2,268,955  $  469,947  $1,729,997  $2,046,245
-------------------------------------------------------------------------------------------------------------------------------
Focused Mid-Cap
Value Portfolio      $   28,039  $      124  $      321
-------------------------------------------------------------------------------------------------------------------------------
Focused Technology
Portfolio            $  140,760  $  253,905  $  282,481  $  131,054  $  252,907  $  287,037  $   81,976  $  165,464  $  203,412
-------------------------------------------------------------------------------------------------------------------------------
Focused Small-Cap
Growth               $  837,242  $  391,053  $  747,681  $  560,724  $  333,772  $  630,392  $  127,614  $  193,522  $  316,571
-------------------------------------------------------------------------------------------------------------------------------
Focused
International
Equity Portfolio     $  675,802  $  125,037  $  334,605  $  448,492  $   99,753  $  251,276  $   94,436  $   59,413  $  128,592
-------------------------------------------------------------------------------------------------------------------------------
Focused Dividend
Strategy             $  235,546  $  575,006  $1,015,108
-------------------------------------------------------------------------------------------------------------------------------


* Class II shares of all Portfolios were designated as Class C shares on February 20, 2004.

+     .

      Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution

Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

THE ADMINISTRATOR

      The Fund has entered into a Service Agreement, under the terms of which AIG SunAmerica Fund Services, Inc. ("SAFS" or the "Administrator"), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

      The Service Agreement continues in effect from year to year, provided that such continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.


      Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services ("BFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges that would be paid by the
Fund). No portion of such fee is paid or reimbursed by Class X or Class Z shares. Class X and Class Z shares, however, will pay all direct transfer agency fees and out-of-pocket expenses applicable to that Class. For the fiscal year ending October 31, 2004, the total amount paid to the Administrator by the Fund was $ 10,993,303. For further information regarding the Transfer Agent see the section entitled "Additional Information" below.


                      PROXY VOTING POLICIES AND PROCEDURES

      PROXY VOTING RESPONSIBILITY. The Corporation have adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Corporation and the Corporation's investment adviser. The policies and procedures enable the Corporation to vote proxies in a manner consistent with the best interests of the Corporation's shareholders.

      The Corporation has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of the Corporation according to the Corporation's policies and procedures, and to assist the Corporation with recordkeeping of proxy votes.


      COMPANY MANAGEMENT RECOMMENDATIONS. When determining whether to invest in the securities of a particular company, one of the key factors a portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, the Corporation is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Corporation's policies and procedures therefore provide that the Corporation will generally vote in support of management recommendations on most corporate matters. When a Corporation's portfolio manager is dissatisfied with a company's management, the Corporation typically will sell the holding.

      CASE-BY-CASE VOTING MATTERS. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the proxy voting committee may generally will rely on the guidance or a recommendation from the proxy voting service, but may also rely on other appropriate personnel of SunAmerica and/or the subadviser of a Portfolio, or other sources. In these instances, such person(s) will recommend the vote that will maximize value for, and is in the best interests of, the Corporation's shareholders.


      EXAMPLES OF THE CORPORATION'S POSITIONS ON VOTING MATTERS. Consistent with the approaches described above, the following are examples of the Corporation's voting positions on specific matters:

   o Vote with management recommendations on most corporate and mutual fund matters;

   o Vote on a case-by-case basis on proposals to increase authorized common stock;

   o Vote on a case-by-case basis on most mutual fund shareholder proposals to terminate the investment adviser;

   o Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock);

   o Vote on a case-by-case basis regarding finance, merger and acquisition matters;

   o  Vote against most shareholder proposals;

   o Abstain from voting on social responsibility or environmental matters, unless the fund's objective is directly related to the social or environmental matter in question;

   o Not vote proxies for index funds/portfolios and passively managed funds/portfolios;(5) and

   o  Vote on a case-by-case basis on equity compensation plans..

      CONFLICTS OF INTEREST. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Corporation's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by ISS, an independent third party.

      However, if a situation arises where a vote presents a conflict between the interests of the Corporation's shareholders and the interests of SunAmerica, the Corporation's principal underwriter, or one of SunAmerica's or the underwriter's affiliates, and the conflict is known to the the proxy voting committee, the proxy voting committee will consult with a Director who is not an "interested" person, as that term is defined in the Investment Company Act of 1940, as amended, time permitting, before casting the vote to ensure that the Corporation votes in the best interests of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Corporation selects the vote that is in the best interests of the Corporation's shareholders.


      PROXY VOTING RECORDS. The IRRC will maintain records of voting decisions for each vote cast on behalf of the Corporation. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Corporation will make available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC's website at http://www.sec.gov.

            DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

      The Board of Directors has adopted policies and procedures relating to disclosure of the Portfolios' securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are met, the Portfolio does not provide or permit others to provide information about the Portfolios' holdings on a selective basis.

      The Corporation makes the Portfolios' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios' fiscal quarter.


      In addition, the Corporation generally makes publicly available, on a periodic basis, information regarding a Portfolios' top ten holdings (including name and percentage of a Portfolio's assets invested in each holding) and the percentage breakdown of a Portfolios' investments by country, sector and industry, as applicable. This information is generally made available through the Corporation's website, marketing communications (including printed advertising and sales literature), and/or the Corporation's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Adviser's legal department. The Corporation and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

      Before any non-public disclosure of information about a Portfolio's holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Corporation. The Corporation's executive officers and the Adviser's legal counsel are responsible for determining whether it is in the Portfolios' shareholders' best interest to disclose such information. To find that it is in the shareholders' best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolios' operation or useful to the Portfolios' shareholders without compromising the integrity or performance of the Corporation. The Corporation's Chief Compliance Officer and/or the Adviser's legal counsel are then responsible for determining whether a conflict of interests between the interests of the Portfolio's shareholders and those of the Portfolio's investment advisers exist. If it is determined that the release of non-public portfolio holdings information is not in the shareholder's best interest, or that there is a conflict of interests between the Portfolio's shareholders and those of the Portfolio's investment adviser, the request will be denied. If the request is approved, the Corporation and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Portfolio for any reason


      At each quarterly meeting of the Board of Directors, the Directors review a report disclosing the third parties to whom the Portfolio's holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its shareholders.

      Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Portfolios' holdings:


1. SUBADVISERS. Each subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio's holdings that it subadvises.

2. PRICEWATERHOUSECOOPERS LLP("PWC"). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios' financial statements. PwC does not disclose to third parties information regarding the Portfolios' holdings.

3. STATE STREET BANK & TRUST COMPANY ("SSB&T"). SSB&T, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. SSB&T does not disclose or release information regarding the Portfolios' holdings except as instructed by the Portfolio.

4. LIPPER. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

5. MORNINGSTAR. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Portfolios are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar's DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar's receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) day after its receipt of such information.

6. STANDARD & POORS ("S&P"). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

7. BLOOMBERG. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg's various databases within one
      (1) to fourteen (14) days of its receipt.

8. THOMPSON FINANCIAL. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial's various databases within a couple days of its receipt.

9. FINANCIAL PRINTERS. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio's fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the Securities and Exchange Commission ("SEC") and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC's EDGAR database.

10. INVESTMENT COMPANY INSTITUTE ("ICI"). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio's holding information publicly.

11. PLEXUS GROUP AND ELKINS/MCSHERRY. SSB&T provides purchase and sale information with respect to the Fund's equity funds on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus and Elkins/McSherry analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and neither Plexus nor Elkins/McSherry disclose publicly the information they receive or the reports they prepare. SAAMCo's contract with Plexus includes a confidentiality clause


12. MANHATTAN CREATIVE PARTNERS D/B/A DILIGENT. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG SunAmerica Mutual Funds. Diligent also hosts the Boards online meeting materials.

13. MARKETING FIRMS. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information. Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds' portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

14. THE VANGUARD GROUP, INC. ("VANGUARD"). Vanguard is the administrator of AIG's 401K Plan. The Focused Large-Cap Growth Portfolio of SunAmerica Focused Series, Inc. and the SunAmerica Value Fund of the SunAmerica Equity Funds are offered in this plan. Fund Accounting provides Vanguard with top ten (10) holdings of the two Funds on a monthly basis approximately 15 days after month end and Fund Administration provides information such as asset allocation of the Funds. The information is used for Fund Fact Sheets distributed to participants of the Plan. Currently, Fund Administration is in the process of transferring to Vanguard from CNA the Deferred Compensation Plan for the participating wholesalers of SAAMCo. SAAMCo's agreement with Vanguard includes confidentiality disclosure.


15. INSTITUTIONAL SHAREHOLDER SERVICES ("ISS"). ISS downloads weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used solely for the purposes of voting proxies on behalf of the Funds and is not publicly disclosed. SAAMCo's contract with ISS includes confidentiality disclosure.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      As discussed in the Prospectus, the Advisers are responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.


      Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board of Directors may instruct a Subadviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Portfolio expenses. It is possible that broker-dealers participating in this program in the future might be affiliated with a Subadviser, including another Subadviser to the same Portfolio, subject to applicable legal requirements. The brokerage of one Portfolio will not be used to help pay the expenses of any other Portfolio or SunAmerica Mutual Fund. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the directed brokerage arrangements will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.


      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund and not all of these services may be used by the Adviser in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.


      A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Directors has determined that certain directed brokerage arrangements are in the best interest of each Portfolio and its shareholders and, therefore, has conveyed the information to Sub-advisers. A Fund may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a directed brokerage transactions, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund's custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a brokerage/services arrangement, a Fund can reduce expenses reported to shareholders in its statement or operations, fee table and expense ratio and can increate its reported yield.


      Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security, that it seeks to purchase or sell, or the price at which such security can be purchased or sold. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio.

      The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Portfolios for the fiscal years ended October 31, 2005, 2004, and 2003. The information shown for the Focused Dividend Strategy Portfolio reflects the commissions paid by the Prior Focused Divided Strategy Portfolio for its fiscal year ended September 30, 2004 and 2003.

                              BROKERAGE COMMISSIONS


                                      2005

-----------------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE OF AMOUNT
                                                                                          OF TRANSACTIONS
                                                                     PERCENTAGE OF     INVOLVING PAYMENT OF
                                      AGGREGATE   AMOUNT PAID TO  COMMISSIONS PAID TO     COMMISSIONS TO
                                      BROKERAGE     AFFILIATED         AFFILIATED           AFFILIATED
            PORTFOLIO                COMMISSIONS  BROKER-DEALERS     BROKER-DEALERS       BROKER-DEALERS
-----------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio    $1,568,258    $    8,324              1%                   0%
-----------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio     $1,147,231    $  112,984             10%                   5%
-----------------------------------------------------------------------------------------------------------
Focused Mid-Cap Growth Portfolio      $   47,714             -              0%                   0%
-----------------------------------------------------------------------------------------------------------
Focused Small-Cap Value Portfolio     $2,437,211             -              0%                   0%
-----------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio    $4,061,680    $1,187,806             29%                  18%
-----------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio   $1,511,606    $   12,280              1%                   1%
-----------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio     $1,529,378    $  312,492             20%                  10%
-----------------------------------------------------------------------------------------------------------
Focused Mid-Cap Value Portfolio       $   50,148    $    3,854              8%                   2%
-----------------------------------------------------------------------------------------------------------
Focused Technology Portfolio          $  291,174    $    3,953              1%                   5%
-----------------------------------------------------------------------------------------------------------
Focused Small-Cap Growth              $  721,097             -              2%                   4%
-----------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio   $  190,173             -              0%                   0%
-----------------------------------------------------------------------------------------------------------
Focused International Equity
Portfolio                             $  999,028             -              0%                   0%
-----------------------------------------------------------------------------------------------------------

                                      2004

-----------------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE OF AMOUNT
                                                                                          OF TRANSACTIONS
                                                                     PERCENTAGE OF     INVOLVING PAYMENT OF
                                      AGGREGATE   AMOUNT PAID TO  COMMISSIONS PAID TO     COMMISSIONS TO
                                      BROKERAGE     AFFILIATED         AFFILIATED           AFFILIATED
            PORTFOLIO                COMMISSIONS  BROKER-DEALERS     BROKER-DEALERS       BROKER-DEALERS
-----------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio    $1,590,144    $  155,210             10%                    5%
-----------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio     $  813,897    $  179,530             22%                   55%
-----------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio          $1,292,893    $  121,313              9%                    2%
-----------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio    $4,989,983    $1,427,919             29%                   24%
-----------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio   $  867,606    $  248,118             29%                   11%
-----------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio     $1,305,336    $  337,820             26%                   28%
-----------------------------------------------------------------------------------------------------------
Focused Technology Portfolio          $  594,661    $   96,296             16%                   19%
-----------------------------------------------------------------------------------------------------------
Focused 2000 Growth                   $1,064,411    $   52,364              5%                    6%
-----------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio   $  270,098    $   40,380             15%                   12%
-----------------------------------------------------------------------------------------------------------
Focused International Equity
Portfolio                             $1,019,825    $  228,941             22%                    9%
-----------------------------------------------------------------------------------------------------------

                                      2003

-----------------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE OF AMOUNT
                                                                                          OF TRANSACTIONS
                                                                     PERCENTAGE OF     INVOLVING PAYMENT OF
                                      AGGREGATE   AMOUNT PAID TO  COMMISSIONS PAID TO     COMMISSIONS TO
                                      BROKERAGE     AFFILIATED         AFFILIATED           AFFILIATED
            PORTFOLIO                COMMISSIONS  BROKER-DEALERS     BROKER-DEALERS       BROKER-DEALERS
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio    $1,032,282    $   18,600           1.80%                 0.33%
-----------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio     $  502,061    $   41,041           8.17%                 0.78%
-----------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio          $  833,137            --             --                    --
-----------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio    $3,708,693    $  812,462          21.91%                 5.02%
-----------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio   $  932,808    $   43,941           4.71%                 0.61%
-----------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio     $2,508,148    $  458,971          18.30%                 1.07%
-----------------------------------------------------------------------------------------------------------
Focused Technology Portfolio          $  572,611    $      581           0.10%                 0.05%
-----------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio   $  373,320    $   11,515           3.08%                 0.51%
-----------------------------------------------------------------------------------------------------------
Focused 2000 Growth                   $  157,333            --             --                    --
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE OF AMOUNT
                                                                                          OF TRANSACTIONS
                                                                     PERCENTAGE OF     INVOLVING PAYMENT OF
                                      AGGREGATE   AMOUNT PAID TO  COMMISSIONS PAID TO     COMMISSIONS TO
                                      BROKERAGE     AFFILIATED         AFFILIATED           AFFILIATED
            PORTFOLIO                COMMISSIONS  BROKER-DEALERS     BROKER-DEALERS       BROKER-DEALERS
-----------------------------------------------------------------------------------------------------------
Focused International Equity
  Portfolio                           $  252,383        --                 --                    --
-----------------------------------------------------------------------------------------------------------

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES


      Upon making an investment in shares of a Portfolio, an open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

      Shareholders who have met the Portfolio's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.


      Shares of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (Class B and Class C shares, and purchases of Class A shares in excess of $1 million). Class II shares, now designated as Class C shares, had elements of a sales charge that is both imposed at the time of purchase and deferred prior to their redesignation. Class I and Class Z shares are not subject to any sales charges. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Portfolio shares.

      The following table sets forth the front-end sales concessions with respect to Class A shares of each Portfolio, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of each Portfolio, received by the Distributor for the fiscal years ended October 31, 2005, 2004, and 2003.

                                      2005


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                     AMOUNT                      REALLOWED TO
                                                    REALLOWED                        NON-      CONTINGENT                CONTINGENT
                       FRONT-END    FRONT-END    TO AFFILIATED     AMOUNT        AFFILIATED     DEFERRED   CONTINGENT     DEFERRED
                         SALES        SALES         BROKER-       REALLOWED        BROKER        SALES      DEFERRED       SALES
                      CONCESSIONS  CONCESSIONS-     DEALERS      TO AFFILIATED     DEALERS       CHARGE   SALES CHARGE-    CHARGE
                        CLASS A      CLASS C        CLASS A     BROKER-DEALERS    CLASS A        CLASS A     CLASS B       CLASS C
PORTFOLIO                SHARES       SHARES         SHARES     CLASS C SHARES     SHARES        SHARES      SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Growth Portfolio       $   1,523         -        $    1,026           -         $      200           -             -             -
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Value Portfolio        $ 131,523         -        $   48,534           -         $   63,814           -    $   97,346      $ 18,290
------------------------------------------------------------------------------------------------------------------------------------
Focused Mid-Cap
Growth Portfolio       $ 424,432         -        $  202,499           -         $  162,873    $    881    $  177,800      $ 12,817
------------------------------------------------------------------------------------------------------------------------------------
Focused Small-Cap
Value Portfolio        $ 572,441         -        $  173,637           -         $  315,535           -    $  132,035      $ 25,217
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Growth Portfolio       $ 690,312         -        $  282,859           -         $  309,334    $ 16,316    $1,373,793      $113,585
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio       $ 217,454         -        $   80,688           -         $  103,678    $    542    $  251,414      $ 42,048
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Value Portfolio        $   2,129         -        $    1,346           -         $      122           -             -             -
------------------------------------------------------------------------------------------------------------------------------------
Focused Mid-Cap
Value Portfolio        $ 358,494         -        $  154,276           -         $  152,971    $    681    $  577,332      $ 21,040
------------------------------------------------------------------------------------------------------------------------------------
Focused Technology
Portfolio              $ 189,990         -        $   54,446           -         $  108,338           -    $   80,425      $  6,109
------------------------------------------------------------------------------------------------------------------------------------
Focused Small-Cap
Growth                 $ 340,897         -        $  110,870           -         $  108,706           -    $   72,622      $ 20,863
------------------------------------------------------------------------------------------------------------------------------------
Focused
International
Equity                 $ 152,795         -        $   58,624           -         $   71,049           -    $   28,693      $  8,453
------------------------------------------------------------------------------------------------------------------------------------
Focused Dividend       $ 372,653         -        $   29,353           -         $  293,015    $    548    $  172,983      $  31,837
Strategy Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                      2004

---------------------------------------------------------------------------------------------------------------------------
                                                         AMOUNT REALLOWED        AMOUNT REALLOWED
                                    FRONT-END SALES       TO AFFILIATED          TO NON-AFFILIATED      CONTINGENT DEFERRED
                                     CONCESSIONS -    BROKER-DEALERS CLASS A   BROKER-DEALERS CLASS A      SALES CHARGE-
PORTFOLIO                           CLASS A SHARES           SHARES                   SHARES               CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Growth Portfolio                      $  430,663             $212,775                $  154,723              $  174,224
----------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Value Portfolio                       $  418,570             $159,280                $  190,055              $   91,080
----------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value
Portfolio                             $  571,921             $215,997                $  268,836              $  129,575
----------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Growth Portfolio                      $2,111,954             $720,479                $1,069,507              $1,345,341
----------------------------------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio                      $  735,509             $198,186                $  423,179              $  253,310
----------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Value Portfolio                       $  534,323             $223,516                $  229,988              $  618,094
----------------------------------------------------------------------------------------------------------------------------
Focused Technology
Portfolio                             $  190,989             $ 83,472                $   78,184              $   82,400
----------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth
Portfolio                             $  450,317             $168,171                $  211,762              $   44,910
----------------------------------------------------------------------------------------------------------------------------
Focused
International Equity
Portfolio                             $  250,732             $104,900                $  104,099              $   15,595
----------------------------------------------------------------------------------------------------------------------------
Focused Dividend
Strategy Portfolio                    $  192,026             $  4,449                $   59,446              $  157,417
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                 AMOUNT REALLOWED       AMOUNT REALLOWED
                        CONTINGENT DEFERRED                                       TO AFFILIATED        TO NON-AFFILIATED
                           SALES CHARGE-      FRONT END SALES CONCESSIONS-   BROKER-DEALERS CLASS C   BROKER-DEALERS CLASS C
PORTFOLIO+                CLASS C SHARES*           CLASS C SHARES*                  SHARES*                 SHARES*
----------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Growth Portfolio              $ 7,688                   $ 35,171                     $11,747                $ 23,424
---------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Value Portfolio               $21,292                   $122,244                     $17,987                $104,257
---------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value
Portfolio                     $16,855                   $ 84,212                     $11,745                $ 72,467
---------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Growth Portfolio              $85,082                   $366,732                     $67,731                $299,001
---------------------------------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio              $67,392                   $124,178                     $17,412                $106,766
---------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Value Portfolio               $34,956                   $ 80,021                     $15,896                $ 64,125
---------------------------------------------------------------------------------------------------------------------------
Focused Technology
Portfolio                     $ 8,335                   $ 24,196                     $ 4,676                $ 19,520
---------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth
Portfolio                     $19,242                   $ 87,433                     $15,463                $ 71,970
---------------------------------------------------------------------------------------------------------------------------
Focused International
Equity Portfolio              $ 9,760                   $ 51,877                     $ 5,189                $ 46,688
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                 AMOUNT REALLOWED       AMOUNT REALLOWED
                        CONTINGENT DEFERRED                                       TO AFFILIATED        TO NON-AFFILIATED
                           SALES CHARGE-      FRONT END SALES CONCESSIONS-   BROKER-DEALERS CLASS C   BROKER-DEALERS CLASS C
PORTFOLIO+                CLASS C SHARES*           CLASS C SHARES*                  SHARES*                 SHARES*
----------------------------------------------------------------------------------------------------------------------------
Focused Dividend
Strategy Portfolio            $ 63,468                  $112,695                     $  4,176                $108,519
----------------------------------------------------------------------------------------------------------------------------

                                      2003


------------------------------------------------------------------------------------------------------------------
                                                    AMOUNT            AMOUNT
                                                   REALLOWED       REALLOWED TO      CONTINGENT       CONTINGENT
                               FRONT-END SALES   TO AFFILIATED    NON-AFFILIATED      DEFERRED      DEFERRED SALES
                                 CONCESSIONS     BROKER-DEALERS   BROKER DEALERS    SALES CHARGE    CHARGE CLASS B
PORTFOLIO                      CLASS A SHARES    CLASS A SHARES   CLASS A SHARES   CLASS A SHARES       SHARES
------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth
Portfolio                        $   400,761       $ 209,449       $   138,186          $  95         $   242,190
------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value
Portfolio                        $   257,731       $  93,822       $   124,904          $  40         $    91,527
------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio     $   251,097       $ 108,565       $   106,577             --         $   134,959
------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth
Portfolio                        $ 1,450,605       $ 520,929       $   712,836             --         $ 1,449,374
------------------------------------------------------------------------------------------------------------------
Focused Growth and Income
Portfolio                        $   777,146       $ 162,585       $   503,699          $  45         $   236,788
------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value
Portfolio                        $   550,472       $ 198,823       $   269,826          $ 160         $   702,687
------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio     $   169,654       $  69,927       $    77,913             --         $    57,241
------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth              $   286,393       $  78,184       $   162,867             --         $    40,096
------------------------------------------------------------------------------------------------------------------
Focused International Equity     $    86,892       $  32,132       $    42,687             --         $    12,024
------------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy
Portfolio                        $ 1,249,495       $  46,972       $ 1,025,640              -         $   101,133
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                           AMOUNT REALLOWED         AMOUNT REALLOWED
                                      FRONT-END SALES        TO AFFILIATED          TO NON-AFFILIATED     CONTINGENT DEFERRED
                                       CONCESSIONS-     BROKER-DEALERS CLASS C   BROKER-DEALERS CLASS C      SALES CHARGE-
PORTFOLIO                             CLASS C SHARES*           SHARES*                  SHARES*            CLASS C SHARES*
-----------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio       $  64,030            $  19,154                  $  44,876             $  12,485
-----------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio        $ 144,199            $  27,090                  $ 117,109             $  19,567
-----------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio             $ 118,645            $  23,927                  $  94,718             $  36,356
-----------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio       $ 461,968            $  96,139                  $ 365,829             $ 117,375
-----------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio      $ 312,391            $  50,840                  $ 261,551             $  58,274
-----------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio        $ 155,243            $  27,091                  $ 128,152             $  91,628
-----------------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio             $  30,899            $  10,074                  $  20,825             $   8,558
-----------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth                      $ 120,320            $  25,896                  $  94,424             $  21,963
-----------------------------------------------------------------------------------------------------------------------------
Focused International Equity             $  50,097            $   7,259                  $  42,838             $  18,421
-----------------------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio      $ 318,945            $   8,632                  $ 310,313             $  13,972
-----------------------------------------------------------------------------------------------------------------------------

* On February 20, 2004, the Portfolios redesignated Class II shares as Class C shares. Class II shares carried a front-end sales charge while Class C shares carry no such load. Furthermore, the CDSC schedule is 12 months instead of 18 months.


CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES


      Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:


        YEARS AFTER PURCHASE        CDSC ON SHARES BEING SOLD

          1st or 2nd year                     4.00%
          3rd or 4th year                     3.00%
          5th year                            2.00%
          6th year                            1.00%
          7th year and thereafter             None

      Class B shares of the Fund issued to shareholders prior to December 6, 2000 convert to Class A shares approximately seven years after purchase.

      Class B shares of the fund issued to shareholders on or after December 6, 2000 until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at the time. Upon a redemption of these shares, the shareholder will receive credit for the period to January 2, 2002 during which the shares were held. The following table set forth the rates of the CDSC applicable to these shares:

        YEARS AFTER PURCHASE        CDSC ON SHARES BEING
        1st                                 5.00%
        2nd                                 4.00%
        3rd and 4th year                    3.00%
        5th year                            2.00%
        6th year and thereafter             1.00%
        7th year and thereafter             None

      Class B shares of the Fund issued to shareholders prior to December 6, 2000 convert to Class A shares approximately eight years after purchase.

      Any Class B shares purchased on/after January 1, 2002 (other than through the reinvestment of dividends and distributions, which are not subject to the
CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CDSCS APPLICABLE TO SHAREHOLDERS WHO ACQUIRED SHARES OF A PORTFOLIO THROUGH A REORGANIZATION

      For Class B and Class C shares of a Portfolio issued to shareholders in connection with the reorganization of a North American Fund into a Portfolio, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

                                     CLASS B

      YEARS AFTER PURCHASE                       CDSC ON SHARES BEING SOLD
      Up to 2 years                              5.00%
      2 years or more but less than 3 years      4.00%
      3 years or more but less than 4 years      3.00%
      4 years or more but less than 5 years      2.00%
      5 years or more but less than 6 years      1.00%
      6 or more years                            None

                                     CLASS C

      YEARS AFTER PURCHASE                      CDSC ON SHARES BEING SOLD
      Up to 1 year                              1.00%
      1 year or more                            None

      As discussed under "Shareholder Account Information" in the Prospectus, the CDSC may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:


WAIVER OF CONTINGENT DEFERRED SALES CHARGES


DEATH

      CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

DISABILITY

      A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.




DISTRIBUTIONS OR LOANS

      CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

SYSTEMATIC WITHDRAWAL PLAN

      CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

PURCHASES THROUGH THE DISTRIBUTOR

      An investor may purchase shares of a Portfolio through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

PURCHASE BY CHECK

      Checks should be made payable to the specific Portfolio or payable to AIG SunAmerica Mutual Funds. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas

City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Portfolio at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

PURCHASE BY FEDERAL FUNDS WIRE

      An investor may make purchases by having his or her bank wire federal funds to the Trust's Transfer Agent Federal funds purchase orders will be accepted only on a day on which the Portfolio and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Portfolio's close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

      1. You must have an existing AIG SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (201) 324-6496.

      2.    Call SunAmerica Fund Services' Shareholder Services, toll free at
            (800) 858-8850, to obtain your new account number.

      3.    Instruct the bank to wire the specified amount to the Transfer
            Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 II0-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES

      To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs). Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMF) is at least $400,000, (b) the sponsor signs a $400,000 Letter of

Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and
(ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES (CLASS A SHARES ONLY)

      As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

COMBINED PURCHASE PRIVILEGE

      The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Portfolio shares into a single transaction:

            1. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

            2. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

            3. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

            4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

            5. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

            6. group purchases as described below.

      A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

RIGHTS OF ACCUMULATION

      A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued current net asset value), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

      The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

LETTER OF INTENT

      A reduction of sales charges is also available to an investor who, pursuant to a written "Letter of Intent" establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

      The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

REDUCED SALES CHARGE FOR GROUP PURCHASES

      Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

      To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

      Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

      Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

      Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

      Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Portfolio shares.

      If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolios may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. The Portfolios, other than Focused 2000 Growth Portfolio, Focused International Equity Portfolio and Focused Dividend Strategy Portfolio, having filed with the SEC a notification of election pursuant to Rule 18f-1, are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

      The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

      Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other SunAmerica Mutual Funds, except SunAmerica Senior Floating Rate Fund, that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

      If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

      A shareholder who acquires Class B or Class C shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A. A shareholder's CDSC schedule will not change from the CDSC schedule that was applicable at the time of purchase.

      Because abusive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio will refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or

(2) from any shareholder account if previous use of the exchange privilege is considered abusive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

      In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, an pattern of abusive exchanges that coincide with a "market timing" strategy will be disruptive to the Portfolio and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE


      Shares of each Portfolio are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00p.m. Eastern time). The Portfolio calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.

      Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

      Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors

      As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

      Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

      Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Mutual funds held by the Portfolio are valued at the net asset value (market value) of the underlying fund.

      Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the security, these securities may be fair valued as determined pursuant to procedures adopted in good faith under the direction of the Portfolios' Directors. The fair value of all other asset is addecd to the value of securities at the Portfolio's total asset.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS

      Each Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Portfolio intends to distribute any net long-term capital gains from the sale of assets in excess of any net short-term capital losses. The current policy of each Portfolio other than the Focused Growth and Income Portfolio and the Focused Dividend Strategy Portfolio, is to pay investment income dividends, if any, at least annually. Focused Growth and Income Portfolio and Focused Dividend Strategy Portfolio's current policy is to pay investment income dividends, if any, on a quarterly basis. Each Portfolio intends to distribute net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

      Distributions will be paid in additional Portfolio shares based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

      If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

TAXES


      Each Portfolio is qualified and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Portfolio's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the value of each Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

      As a regulated investment company, each Portfolio will not be subject to U.S. Federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income for the taxable year and 90% of its net tax-exempt interest income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.


      Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its net short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such calendar year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by the distributing Portfolio in October,

November or December of such year, payable to shareholders of record on a date in such month but actually paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received.


      Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Distributions of net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

      A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum U.S. Federal tax rate of 15%. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extend the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

      Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or exchange and the shareholder's adjusted tax basis in the shares. Except as discussed below, the amount of any contingent deferred sales charge will reduce the amount realized on the sale or exchange for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable generally at the maximum rate of 15% if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. To the extent not disallowed, any loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution, and any undistributed capital gains included in income by such shareholder with respect to such shares.


      Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Under certain circumstances the sales charge incurred in acquiring shares of a Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

      Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, such Portfolio will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include (in addition to taxable dividends actually received,) their proportionate share of such foreign taxes paid by the Portfolio in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Only the Focused International Equity Portfolio is anticipated to qualify to pass through to its shareholders the ability to claim as a foreign tax credit its respective share of foreign taxes paid by the Portfolio. Certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on sales of currencies or dispositions of debt securities or certain Forward Contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.


      The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last business day of such taxable year for U.S. Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by the Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates has in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term capital gain or loss, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

      A substantial portion of each Portfolio's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions in which is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides rules with respect to straddles, such as: (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gains in the offsetting position; (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) "short sale" rules which may suspend the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain capital losses from short-term to long-term; and (iv) "conversion transaction" rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code; no determination has been reached to make any of these elections.


      Code Section 1259 requires the recognition of gain if a Portfolio makes a "constructive sale" of an appreciated financial position (e.g., stock). A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or Forward Contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

      Each Portfolio may purchase debt securities (such as zero-coupon, or deferred interest or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.


      A Portfolio may be required to backup withhold U.S. federal income tax at the rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder generally will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder) if any, provided that the required information is timely furnished to the Internal Revenue Service.\


      The Focused Large-Cap Growth Portfolio, Focused Multi-Cap Growth Portfolio and Focused International Equity Portfolio may, from time to time, invest in PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. Investments in PFICs are subject to special rules designed to prevent deferral of U.S. taxation of a U.S. person's share of a PFIC's earnings. In the absence of certain elections, if any such Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" (generally a distribution in excess of a base amount) received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be currently included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Any gains resulting from such elections will be treated as ordinary income. Losses on PFIC stock are allowed only to the extent of such previous gains. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio as described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Certain Portfolios may invest in real estate investment trusts ("REITs") that hold residual interests in REMICs. Under Treasury regulations that have not yet been finalized, but may apply retroactively, a portion of the Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

      Shares of a Portfolio may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

PENSION AND PROFIT-SHARING PLANS

      Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

INDIVIDUAL 401(k)

      The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.


TAX-SHELTERED CUSTODIAL ACCOUNTS


      Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

      Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP)

      A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)

      This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

ROTH IRA

      Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.


COVERDALL EDUCATION SAVINGS ACCOUNT

      Coverdall Education Savings Account were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000, may contribute up to $2,000 each year to a Coverdall Education Savings Account on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.


                              DESCRIPTION OF SHARES

      Ownership of the Portfolio is represented by shares of common stock. The total number of shares that the Portfolio has authority to issue is three billion (3,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to two hundred thousand dollars ($200,000.00).

      Currently, seventeen Portfolios of shares of the Portfolio have been authorized pursuant to the Portfolio's Articles of Incorporation ("Articles"): the Focused Small-Cap Growth Portfolio, the Focused Multi-Cap Growth Portfolio, the Focused Mid-Cap Growth Portfolio, the Focused Large-Cap Value Portfolio, the Focused Small-Cap Value Portfolio, the Focused Mid-Cap Value Portfolio, the Focused Large-Cap Growth Portfolio, the Focused Technology Portfolio, the Focused Growth and Income Portfolio, the Focused Multi-Cap Value Portfolio, the Focused International Equity Portfolio, the Focused Dividend Strategy Portfolio, SunAmerica Focused Equity Strategy, SunAmerica Focused Multi-Asset Strategy, SunAmerica Focused Balanced Strategy, SunAmerica Focused Fixed Income and Equity Strategy and SunAmerica Focused Fixed Income Strategy. The Focused Small-Cap Growth Portfolio, Focused Mid-Cap Growth Portfolio and Focused Mid-Cap Value Portfolio are divided into four classes of shares, designated as Class A, Class B, Class C and Class I. The Focused Multi-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Small-Cap Value Portfolio, Focused Technology Portfolio, Focused Growth and Income Portfolio, Focused Dividend Strategy Portfolio and Focused Multi-Cap Value Portfolio are divided into three classes of shares, designated as Class A, Class B and Class C. The Focused Large-Cap Growth Portfolio is divided in four classes of shares, designated as Class A, Class B, Class C and Class Z. The Directors may authorize the creation of additional Portfolios of shares so as to be able to offer to investors additional investment portfolios within the Corporation that would operate independently from the Corporation's present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Portfolio of the Corporation's shares represents the interests of the shareholders of that Portfolio in a particular portfolio of Portfolio's assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

      Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Corporation need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Corporation. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.

      The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge and a distribution fee, (iii) Class B shares are subject to a CDSC and a distribution fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B Shares, (v) Class C shares are subject to a distribution fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees, (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (viii) Class Z shares are not subject to any sales charge or any distribution, account maintenance or service feeand (x) each class of shares will be exchangeable only into the same class of shares of any other Portfolio or other SunAmerica Funds that offer that class. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.


      The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Fund's By-laws and be permitted by law. The duration of the Fund shall be perpetual.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE


      The following is the offering price calculation for each Class of shares of the Portfolios, based on the value of each Portfolio's net assets and number of shares outstanding on October 31, 2005. There are no sales charges for Class I shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding. The offering price for Focused Dividend Strategy Portfolio is as of the date of the commencement of its offering.

                                                  -------------------------------------------
                                                       FOCUSED MULTI-CAP GROWTH PORTFOLIO
                                                  -------------------------------------------
                                                     Class A        Class B**      Class C+
                                                  -------------------------------------------
Net Assets ....................................   $ 264,942,311   $ 85,579,694   $ 57,290,731
                                                  -------------------------------------------
Number of Shares Outstanding ..................      12,031,575      4,159,177      2,784,875
                                                  -------------------------------------------
Net Asset  Value Per Share  (net  assets
divided by number of shares) ..................   $       22.02   $      20.58   $      20.57
                                                  -------------------------------------------
Sales  charge for Class A Shares: 5.75% of
offering  price  (6.10% of net asset
value per share)* .............................            1.34             --             --
                                                  -------------------------------------------
Offering Price ................................   $       23.36          20.58   $      20.57
                                                  -------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


                                                  -------------------------------------------
                                                       FOCUSED LARGE-CAP VALUE PORTFOLIO
                                                  -------------------------------------------
                                                     Class A        Class B**      Class C+
                                                  -------------------------------------------
Net Assets ....................................   $ 437,074,239   $ 36,285,824   $ 73,069,599
                                                  -------------------------------------------
Number of Shares Outstanding ..................      26,047,039      2,256,001      4,536,642
                                                  -------------------------------------------
Net Asset Value Per Share (net assets divided
by number of shares) ..........................   $       16.78   $      16.08   $      16.11
                                                  -------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value
per share)* ...................................            1.02             --             --
                                                  -------------------------------------------
Offering Price ................................   $       17.80   $      16.08   $      16.11
                                                  -------------------------------------------


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


                                                  ------------------------------------------------
                                                              FOCUSED MID-CAP GROWTH PORTFOLIO
                                                  ------------------------------------------------
                                                     Class A      Class B**    Class C     Class I
                                                  ------------------------------------------------
Net Assets ....................................   $  35,944,527   $  55,984   $ 105,057   $ 24,568
                                                  ------------------------------------------------
Number of Shares Outstanding ..................       2,932,504       4,575       8,585      2,004
                                                  ------------------------------------------------
Net Asset  Value Per  Share  (net  assets
divided by number of shares) ..................   $       12.26   $   12.24   $   12.24   $  12.26
                                                  ------------------------------------------------
Sales  charge  for Class A Shares:  5.75% of
offering  price  (6.10%  of net asset
value per share)* .............................            0.75          --          --         --
                                                  ------------------------------------------------
Offering Price ................................   $       13.01   $   12.24   $   12.24   $  12.26
                                                  ------------------------------------------------



                                                  ------------------------------------------
                                                    FOCUSED DIVIDEND STRATEGY PORTFOLIO++
                                                  ------------------------------------------
                                                     Class A       Class B**      Class C+
                                                  ------------------------------------------
Net Assets ....................................   $  58,264,127   $47,732,661   $ 88,859,485
                                                  ------------------------------------------
Number of Shares Outstanding ..................       4,716,876     3,877,512      7,219,396
                                                  ------------------------------------------
Net  Asset  Value  Per  Share  (net  assets
divided by number of shares) ..................   $       12.35   $     12.31   $      12.31
                                                  ------------------------------------------
Sales chargefor Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            0.75            --             --
                                                  ------------------------------------------
Offering Price ................................   $       13.10   $     12.31   $      12.31
                                                  ------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

++ Offering Price calculations for Focused Dividend Strategy Portfolio are as of September 30, 2003.


                                                  -------------------------------------------
                                                       FOCUSED SMALL-CAP VALUE PORTFOLIO
                                                  -------------------------------------------
                                                     Class A        Class B**      Class C+
                                                  -------------------------------------------
Net Assets ....................................   $ 328,952,486   $ 65,855,521   $118,729,153
                                                  -------------------------------------------
Number of Shares Outstanding ..................      15,758,828      3,356,420      6,038,188
                                                  -------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ..................   $       20.87   $      19.62   $      19.66
                                                  -------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            1.27             --             --
                                                  -------------------------------------------
Offering Price ................................   $       22.14   $      19.62   $      19.66
                                                  -------------------------------------------


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


                                                  ---------------------------------------------------------
                                                                   FOCUSED SMALL-CAP GROWTH
                                                  ---------------------------------------------------------
                                                     CLASS A        CLASS B**      CLASS C+       CLASS I
                                                  ---------------------------------------------------------
Net Assets ....................................   $ 222,190,109   $ 37,563,436   $ 75,343,285   $ 6,992,400
                                                  ---------------------------------------------------------
Number of Shares Outstanding ..................      12,373,610      2,213,786      4,453,280       384,751
                                                  ---------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ..................   $       17.96   $      16.97   $      16.92   $     18.17
                                                  ---------------------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            1.10             --             --            --
                                                  ---------------------------------------------------------
Offering Price ................................   $       19.06   $      16.97   $      16.92        418.17
                                                  ---------------------------------------------------------


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

                                                  ------------------------------------------------------------
                                                               FOCUSED LARGE-CAP GROWTH PORTFOLIO
                                                  ------------------------------------------------------------
                                                     CLASS A        CLASS B**        CLASS C+        CLASS Z
                                                  ------------------------------------------------------------
Net Assets ....................................   $ 724,609,763   $ 342,067,096   $ 398,269,713   $ 80,415,274
                                                  ------------------------------------------------------------
Number of Shares Outstanding ..................      40,693,216      20,178,890      23,482,327      4,386,482
                                                  ------------------------------------------------------------
Net Asset Value Per Share (net assets divided
by number of shares) ..........................   $       17.81   $       16.95   $       16.96   $      18.33
                                                  ------------------------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            1.09              --              --             --
                                                  ------------------------------------------------------------
Offering Price ................................   $       18.90   $       16.95   $       16.96   $      18.33
                                                  ------------------------------------------------------------


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


                                                  -------------------------------------------
                                                         FOCUSED TECHNOLOGY PORTFOLIO
                                                  -------------------------------------------
                                                     CLASS A        CLASS B**      CLASS C+
                                                  -------------------------------------------
Net Assets ....................................   $  47,846,800   $ 25,216,608   $ 28,394,444
                                                  -------------------------------------------
Number of Shares Outstanding ..................   $   7,699,633      4,193,562      4,720,199
                                                  -------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ..................   $        6.21   $       6.01   $       6.02
                                                  -------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset
value per share)* .............................            0.38             --             --
                                                  -------------------------------------------
Offering Price ................................   $        6.59   $       6.01           6.02
                                                  -------------------------------------------


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


                                                  -----------------------------------------------------
                                                           FOCUSED GROWTH AND INCOME PORTFOLIO
                                                  -----------------------------------------------------
                                                     Class A        Class B**      Class C+     Class X
                                                  -----------------------------------------------------
Net Assets ....................................   $ 163,764,648   $ 70,609,268   $107,861,677
                                                  -----------------------------------------------------
Number of Shares Outstanding ..................       9,872,442      4,491,166      6,866,911
                                                  -----------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ..................   $       16.59   $      15.72         $15.71
                                                  -----------------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            1.01             --             --
                                                  -----------------------------------------------------
Offering Price ................................   $       17.60   $      15.72   $      15.71
                                                  -----------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


                                                  -------------------------------------------
                                                            FOCUSED MULTI-CAP VALUE
                                                  -------------------------------------------
                                                     Class A        Class B**      Class C+
                                                  -------------------------------------------
Net Assets ....................................   $ 224,590,623   $172,115,529   $193,047,469
                                                  -------------------------------------------
Number of Shares Outstanding ..................      10,716,014      8,481,750      9,521,020
                                                  -------------------------------------------
Net Asset Value Per Share (net assets divided
by number of shares) ..........................   $       20.96   $      20.29   $      20.28
                                                  -------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            1.28             --             --
                                                  -------------------------------------------
Offering Price ................................   $       22.24   $      20.29   $      20.28
                                                  -------------------------------------------


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


                                                  ---------------------------------------------------
                                                            FOCUSED MID-CAP VALUE PORTFOLIO
                                                  ---------------------------------------------------
                                                     Class A        Class B**     Class C     Class I
                                                  ---------------------------------------------------
Net Assets ....................................   $  36,216,594   $    105,485   $ 450,027   $ 24,733
                                                  ---------------------------------------------------
Number of Shares Outstanding ..................       2,935,067          8,565      36,534      2,004
                                                  ---------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ..................   $       12.34   $      12.32   $   12.32   $  12.34
                                                  ---------------------------------------------------
Sales  charge  for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            0.75             --          --         --
                                                  ---------------------------------------------------
Offering Price ................................   $       13.09   $      12.32   $   12.32   $  12.34
                                                  ---------------------------------------------------



                                                  -------------------------------------------
                                                    FOCUSED INTERNATIONAL EQUITY PORTFOLIO
                                                  -------------------------------------------
                                                     Class A        Class B**      Class C+
                                                  -------------------------------------------
Net Assets ....................................   $ 205,847,941   $ 13,410,940   $ 35,064,941
                                                  -------------------------------------------
Number of Shares Outstanding ..................      11,083,849        739,255      1,936,056
                                                  -------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ..................   $       18.57   $      18.14   $      18.11
                                                  -------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            1.13             --             --
                                                  -------------------------------------------
Offering Price ................................   $       19.70   $      18.14   $      18.11
                                                  -------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

REPORTS TO SHAREHOLDERS

      The Fund sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENCY

      State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

      PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900 Houston, TX 77002 has been selected to serve as the Corporation's independent registered public accounting firm and in that capacity examines the annual financial statements of the Corporation. The firm of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, has been selected as legal counsel to the Corporation.


                              FINANCIAL STATEMENTS

      The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2005 annual report or semi-annual report to shareholders. You may request a copy of the Fund's annual and semi-annual report at no charge by calling (800) 858-8850 or writing the Fund at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

      Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

      A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

                                   Appendix-1

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

      The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

      --    Leading market positions in well established industries

      --    High rates of return on funds employed

      -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

      -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

      -- Well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

      If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

      Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                   Appendix-2

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

      A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

      The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

      A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

            Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

      B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                                   Appendix-3

      CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

      CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

      C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

      CI The rating CI is reserved for income bonds on which no interest is being paid.

      D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

      Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

      L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

      * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

      NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

      Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

      Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA, "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                   Appendix-4

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

      A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

      A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

      A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

      A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

      B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

      C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

      D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

      The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   Appendix-5